                                                      Supplementary Terms Notice

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                          ST.GEORGE BANK LIMITED
                                                               (Approved Seller)

                                                          ST.GEORGE BANK LIMITED
                                                                      (Servicer)

                                                          ST.GEORGE BANK LIMITED
                                                                   (Indemnifier)

                                                 ST.GEORGE CUSTODIAL PTY LIMITED
                                                                     (Custodian)

                                                                    P.T. LIMITED
                                                              (Security Trustee)

                                                        WILMINGTON TRUST COMPANY
                                                                  (Note Trustee)


                                              Crusade Global Trust No. 1 of 2003





                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au


                                       (C) Copyright Allens Arthur Robinson 2003

SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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TABLE OF CONTENTS
1.       INTRODUCTION                                                                             4

2.       DEFINITIONS AND INTERPRETATION                                                           5
         2.1      Definitions                                                                     5
         2.2      Interpretation                                                                 26
         2.3      Limitation of liability                                                        26
         2.4      Knowledge of Trustee                                                           27

3.       DIRECTION AND TRUST BACK                                                                27

4.       NOTES                                                                                   28
         4.1      Conditions of Notes                                                            28
         4.2      Summary of conditions of Notes                                                 28
         4.3      Issue of Notes                                                                 29
         4.4      Trustee's Covenant to Noteholders and the Note Trustee                         30
         4.5      Repayment of Notes on Payment Dates                                            30
         4.6      Final Redemption                                                               31
         4.7      Period During Which Interest Accrues                                           31
         4.8      Calculation of Interest                                                        31
         4.9      Step-Up Margin                                                                 32
         4.10     Aggregate receipts                                                             32

5.       CASHFLOW ALLOCATION METHODOLOGY                                                         32
         5.1      Total Available Funds                                                          32
         5.2      Excess Available Income - Reimbursement of Charge Offs and Principal Draws     34
         5.3      Excess Distribution                                                            35
         5.4      Initial Principal Distributions                                                35
         5.5      Principal Distributions prior to Stepdown Date                                 36
         5.6      Principal distributions after Stepdown Date                                    37
         5.7      Final Maturity Date                                                            37
         5.8      Redraws                                                                        38
         5.9      Determination Date - Payment Shortfall                                         38
         5.10     Allocating Liquidation Losses                                                  39
         5.11     Insurance claims                                                               39
         5.12     Payments before Payment Date                                                   39
         5.13     Charge Offs                                                                    40
         5.14     Payments into US$ Account                                                      40
         5.15     Payments out of US$ Account                                                    40
         5.16     Rounding of amounts                                                            41
         5.17     Manager's Report                                                               41
         5.18     Payment Priorities Following an Event of Default:  Security Trust Deed         41
         5.19     Prescription                                                                   41
         5.20     Accounting Procedures:  Principal & Interest                                   41
         5.21     Replacement of Currency Swap                                                   41
         5.22     Notice of calculations                                                         42
         5.23     Bond Factors                                                                   42
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         5.24     Loan Offset Interest                                      43

6.       MASTER TRUST DEED AND SERVICING AGREEMENT                          43
         6.1      Completion of details in relation to Master Trust Deed    43
         6.2      Amendments to Master Trust Deed                           45
         6.3      Amendments to the Servicing Agreement                     81
         6.4      Clause 6.14                                               81

7.       CALL AND TAX REDEMPTION                                            81
         7.1      Call of Class A Notes                                     81
         7.2      Call of Class B Notes                                     82
         7.3      Call of Class C Notes                                     82
         7.4      Full satisfaction                                         83
         7.5      Tax Event                                                 83

8.       SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES                  83
         8.1      Approved Seller substitution                              83
         8.2      Other substitutions                                       84
         8.3      Selection criteria                                        84
         8.4      Removal of Purchased Receivables - Top Ups                85

9.       APPLICATION OF THRESHOLD RATE                                      86
         9.1      Calculation of Threshold Rate                             86
         9.2      Setting Threshold Rate                                    86
         9.3      Loan Offset Deposit Accounts                              86

10.      TITLE PERFECTION EVENTS                                            87
         10.1     Each of the following is a Title Perfection Event.        87

11.      BENEFICIARY                                                        87
         11.1     Issue of Units                                            87
         11.2     Residual Capital Unit                                     87
         11.3     Residual Income Unit                                      88
         11.4     Unit Register                                             88

12.      NOTE TRUSTEE                                                       89
         12.1     Capacity                                                  89
         12.2     Exercise of rights                                        89
         12.3     Representation and warranty                               89
         12.4     Payments                                                  89
         12.5     Payment to be made on Business Day                        89

13.      SECURITY TRUST DEED                                                89

14.      CUSTODIAN AGREEMENT                                                90

15.      MANAGER'S DIRECTIONS TO BE IN WRITING                              90

16.      UNDERTAKINGS BY APPROVED SELLER AND SERVICER                       90

17.      TAX REFORM                                                         90
         17.1     Taxation of trusts and consolidated groups                90
         17.2     Amending Bill - taxation of trusts                        91
         17.3     Group tax liabilities                                     92
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         17.4     Evidence of tax sharing agreement                        92
         17.5     Objective                                                92
         17.6     Residual Income Beneficiary                              93

18.      GOVERNING LAW                                                     93

SCHEDULE 1                                                                 97

SCHEDULE 2                                                                 98
         Application for A$ Notes                                          98
         Crusade Global Trust No. 1 of 2003                                98

SCHEDULE 3                                                                100
         Note Acknowledgment                                              100
         Crusade Global Trust No. 1 of 2003                               100

SCHEDULE 4                                                                102
         Note Transfer and Acceptance                                     102
         Crusade Global Trust No. 1 of 2003                               102









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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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1.       INTRODUCTION
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         This Supplementary Terms Notice is issued on [*] 2003 pursuant and subject to the Master Trust Deed dated 14 March 1998 (the MASTER TRUST
         DEED) between the Trustee, the Manager, St.George, the Custodian, the Security Trustee and the Note Trustee.

         PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level 7, 9 Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of Crusade Global Trust No. 1 of 2003 (the TRUSTEE);

         CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 as Manager (the MANAGER);

         ST.GEORGE BANK LIMITED (ABN 92 055 513 070) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 in its capacity as Servicer, Approved Seller and Indemnifier (ST.GEORGE);

         ST.GEORGE CUSTODIAL PTY LIMITED (ABN 87 003 347 411) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the CUSTODIAN);

         P.T. LIMITED (ABN 67 004 454 666) of Level 7, 9 Castlereagh Street Sydney, New South Wales 2000 (the SECURITY TRUSTEE); and

         WILMINGTON TRUST COMPANY of Rodney Square North, 1100 North Market Street, Wilmington Delaware 19890-0001 (the NOTE TRUSTEE) which has agreed to act as note trustee in relation to Notes issued by the Trust under the Note Trust Deed and in accordance with this Supplementary Terms Notice.

         This Supplementary Terms Notice is issued by the Manager and applies in respect of Crusade Global Trust No. 1 of 2003.

         Each party to this Supplementary Terms Notice agrees to be bound by the Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms Notice or the Master Trust Deed.

         The parties agree that the Approved Seller is to be an Approved Seller for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

         The parties agree that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

         The parties agree that the Custodian is to be a Custodian for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

         The Servicer agrees to service the Purchased Receivables and the Purchased Receivable Securities in accordance with the Servicing Agreement.

         The Note Trustee has agreed to act as note trustee in relation to Notes issued by the Trust under the Note Trust Deed in accordance with this Supplementary Terms Notice.

         The Security Trustee has agreed to act as security trustee for the Mortgagees under the Security Trust Deed.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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2.       DEFINITIONS AND INTERPRETATION
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2.1      DEFINITIONS

         Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

         In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Crusade Global Trust No. 1 of 2003, and do not apply to any other Trust (as defined in the Master Trust Deed).

         A$ CLASS A INTEREST AMOUNT means, for any Quarterly Payment Date in relation to the Confirmation for Class A Notes, the amount in Australian dollars which is calculated:

         (a) on a daily basis at AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Interest Period ending on (but excluding) that Payment Date with a designated maturity of 90 days (or, in the case of the first Interest Period, the linear interpolation of AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the first Interest Period ending on (but excluding) the first Payment Date with a designated maturity of four months and AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the first Interest period ending on (but excluding) the first Payment Date with a designated maturity of five months) plus the relevant Spread;

         (b) on the A$ Equivalent of the aggregate of the Invested Amount of those Class A Notes as at the first day of the Interest Period ending on (but excluding) that Payment Date; and

         (c) on the basis of the actual number of days in that Interest Period and a year of 365 days.

         A$ EQUIVALENT means:

         (a) in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$ Exchange Rate; or

         (b) in relation to an amount denominated or to be denominated in A$, the amount of A$.

         A$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under that Currency Swap for the exchange of United States dollars for Australian dollars.

         A$ NOTEHOLDER means a Noteholder of an A$ Note.

         A$ NOTE means a Class B Note or a Class C Note.

         ACCRUED INTEREST ADJUSTMENT means, in relation to the Approved Seller, all interest and fees accrued on the Purchased Receivables up to (but excluding) the Closing Date which are unpaid as at the close of business on the Closing Date.

         AGENCY AGREEMENT means the Agency Agreement dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager, the Note Trustee, the Principal Paying Agent, the other Paying Agents, the Note Registrar and the Calculation Agent.

         ARREARS subsist in relation to a Purchased Receivable at any time if, at that time, the principal outstanding under that Receivable is greater than the scheduled principal balance for that Receivable.

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         ARREARS PERCENTAGE means, for any Payment Date:

         (a) the aggregate Unpaid Balance of all Purchased Receivables which are in Arrears by 60 consecutive days or more as at the end of the Collection Period immediately preceding that Payment Date;

         divided by

         (b) the aggregate Unpaid Balance of all Purchased Receivables as at the end of the Collection Period immediately preceding that Payment Date,

         expressed as a percentage.

         ASSET has the meaning in the Master Trust Deed and includes any Loan or any Mortgage specified in a Sale Notice or any Mortgage, Related Security or other rights with respect thereto which is acquired by the Trustee for the Trust, or any Authorised Investment acquired by the Trustee.

         AUTHORISED SIGNATORY means:

         (a) in relation to the Note Trustee, any duly authorised officer of the Note Trustee and any other duly authorised person of the Note Trustee;

         (b) in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly authorised person of the Principal Paying Agent; and

         (c) in relation to the Calculation Agent, any duly authorised officer of the Calculation Agent and any other duly authorised person of the Calculation Agent.

         AVAILABLE INCOME means, in relation to the Trust for any Monthly Collection Period, the total of the following:

         (a) the Finance Charge Collections for the Trust for that Monthly Collection Period; plus

         (b)      to the extent not included in paragraph (a):

                  (i) any amount received by or on behalf of the Trustee in relation to that Monthly Collection Period on or by the Monthly Payment Date immediately following the end of that Monthly Collection Period with respect to net receipts under any Interest Hedge;

                  (ii) any interest income received by or on behalf of the Trustee during that Monthly Collection Period in respect of moneys credited to the Collection Account in relation to the Trust;

                  (iii) amounts in the nature of interest otherwise paid by the Approved Seller, the Servicer or the Manager to the Trustee during that Monthly Collection Period in respect of Collections held by it;

                  (iv) all other amounts received by or on behalf of the Trustee in respect of the Assets in the nature of income during that Monthly Collection Period; and

                  (v) all amounts received by or on behalf of the Trustee in the nature of income during that Monthly Collection Period from any provider of a Support Facility (other than a Redraw Facility Agreement) under that Support Facility and which the Manager determines should be accounted for in respect of a Finance Charge Loss, but excluding interest credited to a Support Facility Collateral
         Account.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         Available Income, for any Quarterly Collection Period, means the total of the above amounts for the three Monthly Collection Periods that comprise that Quarterly Collection Period.

         BANK means:

         (a) for the purposes of paragraph (a) of the definition of BUSINESS DAY and the definition of US$ ACCOUNT:

                  (i)      a corporation authorised under the Banking Act 1959
                           (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking;

                  (ii) an authorised person permitted to accept deposits or an exempt person under the Financial Services and Markets Act 2000 (UK); or

                  (iii) a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

         (b) in any other case, a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

         BASIS SWAP means, in relation to the master interest rate swap agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee in its capacity as trustee of the Trust, the Manager and St.George as principal floating rate payer on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Floating Rate Loan.

         BBSW REFERENCE BANK means any financial institution authorised to quote on the Reuters Screen BBSW Page.

         BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 11).

         BOND FACTOR means a Class A Bond Factor, a Class B Bond Factor or a Class C Bond Factor.

         BOOK-ENTRY NOTE means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A Notes or substantially in the form of schedule 1 to the Note Trust Deed.

         BREAK PAYMENT means any amount owed by an Obligor under a Fixed Rate Loan and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Receivable Agreement (and includes an amount owed by the Mortgage Insurer with respect to the obligation of an Obligor to pay any such amount).

         BUSINESS DAY means:

         (a) in relation to the Note Trust Deed, the Agency Agreement, any Class A Note, (including any Condition) and any payment of US$ under a Currency Swap, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, Sydney, and New York, or as otherwise specified in the relevant Condition; and

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         (b) in relation to any A$ Notes, any other Transaction Document and any payments of A$, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, Sydney and New York.

         CALCULATION AGENT means Deutsche Bank Trust Company Americas.

         CARRYOVER CHARGE OFF means, in relation to the Trust at any time, a Carryover Class A Charge Off, or a Carryover Class B Charge Off, a Carryover Class C Charge Off or a Carryover Redraw Charge Off.

         CARRYOVER CLASS A CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class A Note, the aggregate of Class A Charge Offs in relation to that Class A Note prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(ii)(A) or 5.2(a)(ii)(B).

         CARRYOVER CLASS B CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class B Note, the aggregate of Class B Charge Offs prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(iv).

         CARRYOVER CLASS C CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class C Note, the aggregate of Class C Charge Offs prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(v).

         CARRYOVER REDRAW CHARGE OFF means, on any Quarterly Determination Date, the aggregate of Redraw Charge Offs prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(ii)(B).

         CLASS where used in relation to the Notes, means each class constituted by the Class A Notes, the Class B Notes and the Class C Notes and where used in relation to Noteholders means the holders of Notes in the relevant Class or Classes of Notes.

         CLASS A BOND FACTOR means, in relation to a Quarterly Determination Date, the aggregate of the Invested Amounts for all Class A Notes for that Quarterly Determination Date less all Class A Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class A Initial Invested Amounts for the Class A Notes expressed to seven decimal places.

         CLASS A CHARGE OFF means, in relation to a Class A Note, the amount of any reduction in the Class A Stated Amount for that Class A Note under clause 5.13(c)(i).

         CLASS A INITIAL INVESTED AMOUNT means, in relation to any Class A Note, the Initial Invested Amount of that Class A Note.

         CLASS A INTEREST means in relation to a Class A Note, all interest accrued on that Class A Note in respect of an Interest Period in accordance with clause 4.8.

         CLASS A NOTE means a Note issued as a Class A Note by the Trustee with the characteristics of a Class A Note under this Supplementary Terms Notice and the Note Trust Deed and includes any relevant Book Entry Note (or any part or interest in it) and any relevant Definitive Note.

         CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

         CLASS A PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

         (a) the Principal Collections remaining for distribution on that Payment Date after payment of the Initial Principal Distribution; and

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         (b)      the greater of:

                  (i) the A$ Equivalent of the aggregate Invested Amount of the Class A Notes at the beginning of the Collection Period ending immediately before that Payment Date minus the product of:

                           (A)      [*]% and

                           (B)      the aggregate Unpaid Balance of the
                                    Purchased Receivables housing loans as of the last day of that Collection Period; and

                  (ii)     zero.

         CLASS A PRINCIPAL PAYMENT means each payment to the Class A Noteholders under clause 5.15, following a payment under clauses 5.5(a)(ii) or 5.6(a)(ii).

         CLASS A STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class A Note, an amount equal to:

         (a)      the Class A Initial Invested Amount for that Note; less

         (b) the aggregate of all Class A Principal Payments made before that Determination Date with respect to that Class A Note; less

         (c) Carryover Class A Charge Offs (if any) made in relation to that Class A Note; less

         (d) Class A Principal Payments (if any) to be made in relation to that Class A Note on the next Payment Date; less

         (e) Class A Charge Offs (if any) to be made in relation to that Class A Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class A Note under clause 5.2(a)(ii) on that Determination Date.

         CLASS B BOND FACTOR means, on a Quarterly Determination Date, the aggregate of the Invested Amounts for all Class B Notes for that Quarterly Determination Date less all Class B Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class B Initial Invested Amounts for all Class B Notes expressed to seven decimal places.

         CLASS B CHARGE OFF means, in relation to a Class B Note, the amount of any reduction in the Class B Stated Amount for that Note under clause 5.13(b).

         CLASS B INITIAL INVESTED AMOUNT means, in relation to any Class B Note, the Initial Invested Amount of that Class B Note.

         CLASS B INTEREST means, in relation to a Class B Note, all interest accrued on that Class B Notes in respect of an Interest Period in accordance with clause 4.8.

         CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Supplementary Terms Notice.

         CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

         CLASS B PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

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         (a) the Principal Collections remaining for distribution on that Payment Date after payment of the Initial Principal Distributions and the Class A Principal Distribution Amount; and

         (b)      the greater of:

                  (i) the aggregate Invested Amount on the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on that Payment Date) plus the aggregate Invested Amount of the Class B Notes at the beginning of the Collection Period ending immediately before that Payment Date minus the product of:

                           (A)      [*]% and

                           (B)      the aggregate Unpaid Balance of the
                                    Purchased Receivables as of the last day of that Collection Period; and

                  (ii)     zero.

         CLASS B PRINCIPAL PAYMENT means each payment to the Class B Noteholders under clauses 5.5(a)(iii) or 5.6(a)(iii).

         CLASS B STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class B Note, an amount equal to:

         (a)      the Class B Initial Invested Amount for that Note; less

         (b) the aggregate of all Class B Principal Payments made before that Determination Date with respect to that Class B Note; less

         (c) Carryover Class B Charge Offs (if any) made in relation to that Class B Note; less

         (d) Class B Principal Payments (if any) to be made in relation to that Class B Note on the next Payment Date; less

         (e) Class B Charge Offs (if any) to be made in relation to that Class B Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class B Note under clause 5.2(a)(iv) on that Determination Date.

         CLASS C BOND FACTOR means, on a Quarterly Determination Date, the aggregate of the Invested Amounts for all Class C Notes for that Quarterly Determination Date less all Class C Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class C Initial Invested Amounts for all Class C Notes expressed to seven decimal places.

         CLASS C CHARGE OFF means, in relation to a Class C Note, the amount of any reduction in the Class C Stated Amount for that Note under clause 5.13(a).

         CLASS C INITIAL INVESTED AMOUNT means, in relation to any Class C Note, the Initial Invested Amount of that Class C Note.

         CLASS C INTEREST means in relation to a Class C Note all interest accrued on that Class C Note in respect of an Interest Period in accordance with clause 4.8.

         CLASS C NOTE means a Note issued as a Class C Note by the Trustee with the characteristics of a Class C Note under this Supplementary Terms Notice.

         CLASS C NOTEHOLDER means a Noteholder of a Class C Note.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         CLASS C PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

         (a) the Principal Collections remaining for distribution on that Payment Date after payment of the Initial Principal Distributions, the Class A Principal Distribution Amount and the Class B Principal Distribution Amount; and

         (b)      the greater of:

                  (i) the aggregate Invested Amount of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on that Payment Date) plus the aggregate Invested Amount of the Class B Notes (after taking into account the payment of the Class B Principal Distribution Amount on that Payment
                          Date) plus the aggregate Invested Amount of the Class C Notes at the beginning of the Collection Period ending immediately before that Payment Date minus the product of:

                          (A)       [100.00]%; and

                          (B) the aggregate Unpaid Balance of the Purchased Receivables as of the last day of that Collection Period; and

                  (ii)    zero.

         CLASS C PRINCIPAL PAYMENT means each payment to the Class C Noteholders under clause 5.5(a)(iv) or 5.6(a)(iv).

         CLASS C STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class C Note, an amount equal to:

         (a)      the Class C Initial Invested Amount for that Note; less

         (b) the aggregate of all Class C Principal Payments made before that Determination Date with respect to that Class C Note; less

         (c) Carryover Class C Charge Offs (if any) made in relation to that Class C Note; less

         (d) Class C Principal Payments (if any) to be made in relation to that Class C Note on the next Payment Date; less

         (e) Class C Charge Offs (if any) to be made in relation to that Class C Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class C Note under clause 5.2(a)(v) on that Determination Date.

         CLEARING AGENCY means an organisation registered as a CLEARING AGENCY pursuant to Section 17A of the Exchange Act appointed by the Manager and the Trustee to hold Notes (directly or through a Common Depository), and initially means DTC.

         CLOSING DATE means, in relation to the Trust, 13 March 2003 or such later date as may be agreed between the Trustee and the Note Manager.

         COLLECTION ACCOUNT means, in relation to the Trust, the Australian dollar account number 8373-34125 with Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) at its office


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         at Cnr Pitt and Hunter Streets, Sydney or any other account opened under clause 21 of the Master Trust Deed and maintained by the Trustee with an Approved Bank.

         COLLECTION PERIOD means a Monthly Collection Period or a Quarterly Collection Period.

         COLLECTIONS means, in relation to the Trust for a period, Finance Charge Collections and Principal Collections for that period.

         COMMON DEPOSITORY means Cede & Co, as depository for DTC, or any other common depository for DTC or any Clearing Agency appointed from time to time to hold any Book-Entry Note.

         CONDITIONS means the Conditions for the Class A Notes in the form set out in schedule 3 to the Note Trust Deed (but, so long as the Class A Notes are represented by Book-Entry Notes, with the deletion of any provisions which are applicable only to the Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Terms Notice and the Note Trust Deed. Any reference in this Supplementary Terms Notice to a particular numbered Condition shall be construed accordingly.

         CONFIRMATION means, in respect of the Currency Swap, any Confirmation (as defined in the Currency Swap).

         CURRENCY SWAP means, in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary Terms Notice between the Trustee in its capacity as trustee of the Trust, the Manager and the Currency Swap Provider, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the principal swap provider, agrees to pay certain amounts in US$ to the Trustee in exchange for certain amounts in A$ or any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.

         CURRENCY SWAP PROVIDER means AIG Financial Products Corp..

         CUSTODIAN AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Custodian.

         CUSTODIAN FEE means the fee payable under clause 6.1(d) of this Supplementary Terms Notice and clause 6.1 of the Custodian Agreement.

         CUT-OFF DATE means, in respect of each Receivable and Receivable Security, close of business, on 5 March 2003.

         DEFINITIVE NOTE means a note in definitive form (whether bearer or registered) issued or to be issued in respect of any Class A Note under, and in the circumstances specified in, clause 3.3 of the Note Trust Deed, and includes any replacement for a Definitive Note issued under Condition 11.

         DESIGNATED RATING AGENCY means S&P, Moody's or Fitch Ratings.

         DETERMINATION DATE means a Monthly Determination Date or a Quarterly Determination Date.

         DTC means The Depository Trust Company.

         ELIGIBILITY CRITERIA means the criteria set out in the schedule to this Supplementary Terms Notice, subject to the Trustee and Manager receiving confirmation from the Designated Rating Agencies that the criteria will not adversely affect the Rating.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         ENFORCEMENT EXPENSES means the costs and expenses incurred by the Approved Seller or the Servicer in connection with the enforcement of any Purchased Receivables or the related Receivable Rights referred to in clause 6.2(a) of the Servicing Agreement.

         EXCESS AVAILABLE INCOME means, for a Quarterly Collection Period, the amount (if any) by which the Total Available Funds for the Quarterly Collection Period exceeds the Total Payments for the Quarterly Collection Period.

         EXCESS DISTRIBUTION means, in relation to a Quarterly Collection Period, the amount (if any) by which the Excess Available Income for that Quarterly Collection Period exceeds the amounts applied under clause 5.2 on each Determination Date relating to that Quarterly Collection Period.

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

         FINAL MATURITY DATE means the date specified in clause 4.2(i).

         FINANCE CHARGE COLLECTIONS means, for a Monthly Collection Period, the aggregate of:

         (a) the aggregate of all amounts received by or on behalf of the Trustee during that Monthly Collection Period in respect of interest, fees and other amounts in the nature of income payable under or in respect of the Purchased Receivables and the related Receivable Rights, to the extent not included within any other paragraph of this definition, including:

                  (i) any Liquidation Proceeds on account of interest received during that monthly Collection Period;

                  (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to interest;

                  (iii) any Break Payments received during that Monthly Collection Period;

                  (iv) any amount received by the Trustee from the Approved Seller under clause 5.24 with respect to that Monthly Collection Period attributable to interest; and

                  (v) any interest on Collections paid by the Approved Seller under clause 5.2(b)(ii) of the Servicing Agreement (as amended by this Supplementary Terms Notice) and received by the Trustee during that Monthly Collection Period.

         (b) all amounts in respect of interest, fees and other amounts in the nature of income, received by or on behalf of the Trustee during that Monthly Collection Period including:

                  (i) from the Approved Seller, in respect of any breach of a representation, warranty or undertaking contained in the Master Trust Deed or this Supplementary Terms Notice;

                  (ii) from the Approved Seller under any obligation under the Master Trust Deed or this Supplementary Terms Notice to indemnify or reimburse the Trustee for any amount;

                  (iii) from the Servicer in respect of any breach of a representation, warranty or undertaking contained in the Servicing Agreement;

                  (iv) from the Servicer under any obligation under the Servicing Agreement to indemnify or reimburse the Trustee for any amount;

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  (v) from the Custodian in respect of any breach of a representation, warranty or undertaking contained in the Custodian Agreement;

                  (vi) from the Custodian under any obligation under the Custodian Agreement to indemnify or reimburse the Trustee for any amount;

                  (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations under the Custodian Agreement;

                  (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking in respect of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Trustee in its personal capacity contained in the Transaction Documents; and

                  (ix) from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager in respect of a breach of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Manager, contained in the Transaction Documents, in each case which are determined by the Manager to be in respect of interest, fees and other amounts in the nature of income payable under the Purchased Receivables and the related Receivable Rights; and

         (c) Recoveries in the nature of income received by or on behalf of the Trustee during that Monthly Collection Period;

         less:

         (d) the Government Charges collected by or on behalf of the Trustee for that Monthly Collection Period; and

         (e) the aggregate of all bank fees and charges due to the Servicer or the Approved Seller as agreed by them and consented to by the Trustee (that consent not to be unreasonably withheld) from time to time and collected by the Approved Seller or the Servicer during that Monthly Collection Period.

         For a Quarterly Collection Period, it means the aggregate of those amounts relating to the 3 Monthly Collection Periods that comprise that Quarterly Collection Period.

         FINANCE CHARGE LOSS means, for a Quarterly Collection Period, the amount of any Liquidation Loss referred to in clause 5.10(a).

         FITCH RATINGS means Fitch Australia Pty Limited.

         FIXED RATE LOAN means, at any time, any Purchased Receivable which bears a fixed rate of interest at that time.

         FLOATING RATE LOAN means, at any time, any Purchased Receivable which bears a variable rate of interest, as permitted by the relevant Receivable Agreement, at the discretion of the Approved Seller.

         GOVERNMENT CHARGES means, for any Collection Period, the aggregate of all amounts collected by the Servicer or the Approved Seller in that Collection Period in respect of the Purchased Receivables and the related Receivable Rights representing bank account taxes or similar Taxes.

         HEDGE AGREEMENT in relation to the Trust includes any Interest Hedge and the Currency Swap.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         HOUSING LOAN PRINCIPAL means, in relation to a Purchased Receivable, the principal amount of that Purchased Receivable from time to time.

         INCOME DISTRIBUTION DATE means, for the purposes of the Master Trust Deed, each Payment Date.

         INDEMNIFIER means St.George.

         INDEMNITY means the deed of indemnity between the Trustee and the Indemnifier dated on or about the date of this Supplementary Terms Notice.

         INFORMATION MEMORANDUM means the Prospectus relating to the Trust and the Class A Notes and the Information Memorandum dated on or about the date of this Supplementary Terms Notice relating to the Trust and the A$ Notes.

         INITIAL INVESTED AMOUNT means, in respect of a Note, the amount stated as the Initial Invested Amount for that Note in clause 4.2(e).

         INITIAL PRINCIPAL DISTRIBUTION means any distribution of Principal Collections in accordance with clause 5.4(c).

         INTEREST means Class A Interest, Class B Interest or Class C Interest.

         INTEREST HEDGE means the Basis Swap or an Interest Rate Swap.

         INTEREST PAYMENT DATE means, for the purposes of the Master Trust Deed, each Quarterly Payment Date.

         INTEREST PERIOD means:

         (a) in relation to the first Interest Period of a Note, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Quarterly Payment Date; and

         (b) in relation to the final Interest Period, the period commencing on (and including) the Quarterly Payment Date prior to the day on which all amounts due on such Notes are redeemed in full in accordance with the Transaction Documents and ending on (but excluding) such day; provided that if the Stated Amount of any Note on the due date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period shall end on the day on which:

                  (i) the monies in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect has been given in accordance with the relevant Condition; or

                  (ii) the Stated Amount of that Note has been reduced to zero provided that Interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero; and

         (c) in relation to each other Interest Period, each period commencing on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date.

         INTEREST RATE means, in relation to:

         (a) a Class A Note and an Interest Period, LIBOR in relation to that Interest Period plus the relevant Margin for the Class A Notes;

         (b) an A$ Note and an Interest Period, the Three Month Bank Bill Rate in relation to that Interest Period plus the relevant Margin for the relevant A$ Note.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         INTEREST RATE SWAP means, in relation to the master agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee as trustee of the Trust, the Manager and St.George as principal floating rate payer on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Receivable which is a Fixed Rate Loan.

         INVESTED AMOUNT means, on a Determination Date in relation to a Note, the Initial Invested Amount of that Note minus the aggregate of Principal Payments made in respect of the Note on or before that Determination Date.

         ISDA means the International Swaps and Derivatives Association, Inc. (formerly the International Swaps Dealers Association Inc).

         ISDA DEFINITIONS means the 2000 Definitions as amended from time to time published by the International Swaps and Derivatives Association, Inc.

         ISDA MASTER AGREEMENT means the June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA, any schedule forming part of that Agreement and the relevant addenda to it.

         LEAD MANAGER means J.P. Morgan Australia Limited.

         LIBOR means, in relation to any Interest Period, the rate of interest determined by the Calculation Agent as follows.

         (a) On the second Business Day before the beginning of each Interest Period (each an INTEREST DETERMINATION DATE), the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Interest Period for three month deposits (or, in the case of the first Interest Period, the linear interpolation of the rate applicable to any Interest Period for four month deposits and the rate applicable to any Interest Period for five month deposits) in US Dollars which appears on the Telerate Page 3750 as of 11:00 am, London time, determined on the Interest Determination Date by the Calculation Agent.

         (b) If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the REFERENCE BANKS (being four major banks in the London interbank market agreed to by the Calculation Agent and the Currency Swap Provider) at approximately 11:00 am, London time, on the Interest Determination Date to prime banks in the London interbank market for a period of three months (or, in the case of the first Interest Period, the linear interpolation of the rate at which deposits in US Dollars are offered by the Reference Banks at approximately 11.00 am London time on the Interest Determination Date to prime banks in the London interbank market for a period of four months and the rate at which deposits in US Dollars are offered by the Reference Banks at approximately 11.00 am London time on the Interest Determination Date to prime banks in the London interbank market for a period of five months) commencing on the first day of the Interest Period and in a Representative


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Calculation Agent and the Currency Swap Provider, at approximately 11:00 am, New York City time, on that Interest Determination Date for loans in US Dollars to leading European banks for a period of three months (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of the rate quoted by not less than two major banks in New York, selected by the Calculation Agent and the Currency Swap Provider, at approximately 11.00 am, New York City time, on that interest Determination Date for loans in US Dollars to leading European banks for a period of four months and the arithmetic mean of the rate quoted by not less than two major banks in New York, selected by the Calculation Agent and the Currency Swap Provider, at approximately 11.00 am, New York City time, on that interest Determination Date for loans in US Dollars to leading European banks for a period of five months) commencing on the first day of the Interest Period and in a Representative Amount.

         (c) If no such rates are available in New York City, then the rate for such Interest Period shall be the most recently determined rate in accordance with this paragraph.

         In this definition of LIBOR, BUSINESS DAY means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City.

         LIQUIDATION LOSS means, for a Collection Period, the amount (if any) by which the Unpaid Balance of a Purchased Receivable (together with the Enforcement Expenses relating to the Purchased Receivable and the related Receivable Rights) exceeds the Liquidation Proceeds in relation to the Purchased Receivable for that Collection Period.

         LIQUIDATION PROCEEDS means, in relation to a Purchased Receivable and the related Receivable Rights which have been or are being enforced, all amounts recovered in respect of the enforcement of the Purchased Receivable and the related Receivable Rights (but does not include the proceeds of any Mortgage Insurance Policy).

         LOAN OFFSET DEPOSIT ACCOUNT means any deposit account maintained by an Obligor under a Purchased Receivable with the Approved Seller where an amount equal to the interest which would otherwise accrue on that account is offset against moneys owed by that Obligor under that Purchased Receivable, in accordance with the relevant Receivable Agreement.

         LOAN OFFSET INTEREST AMOUNT means, in relation to any Obligor under a Purchased Receivable, the amount of any interest which would be payable by the Approved Seller to that Obligor on amounts standing to the credit of the Obligor's Loan Offset Deposit Account, if interest was payable on that account.

         LVR means in relation to a Loan, the outstanding amount of that Loan, plus any other amount secured by any Mortgage for that Loan or related Loans, at the date of determination divided by the aggregate value (determined at the time the Mortgage was granted) of the Mortgaged Property subject to the related Mortgage for that Loan, expressed as a percentage.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         MARGIN means, in relation to any Note, the Margin for that Note agreed between the Manager and the Lead Manager (in the case of A$ Notes) and the Note Manager (in the case of the Class A Notes), and notified by the Manager to the Trustee under clause 4.2(d) in relation to that Note, as it may be modified under clause 4.9.

         MODIFIED FOLLOWING BUSINESS DAY CONVENTION has the meaning given to it in the ISDA Definitions.

         MONTHLY COLLECTION PERIOD means, in relation to a Monthly Payment Date, the calendar month which precedes the calendar month in which the Monthly Payment Date occurs. The first Monthly Collection Period is the period from (but excluding) the Cut-Off Date to (and including) 31 March 2003. The last Monthly Collection Period is the period from (but excluding) the last day of the calendar month that precedes the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed to (and including) that date.

         MONTHLY DETERMINATION DATE means, in relation to the Trust for a Monthly Collection Period, the date which is 2 Business Days prior to the Monthly Payment Date following the end of that Monthly Collection Period.

         MONTHLY PAYMENT DATE means, in relation to a Monthly Collection Period, the 17th day of the calendar month that follows that Monthly Collection Period, subject to adjustment in accordance with the Modified Following Business Day Convention.

         MORTGAGE INSURER means St.George Insurance Pte Ltd and PMI Mortgage Insurance Limited.

         MORTGAGE SHORTFALL means, in relation to a Purchased Receivable, the amount (if a positive number) equal to the Principal Loss for that Purchased Receivable minus the aggregate of:

         (a) the total amount recovered and recoverable in respect of that Purchased Receivable under the relevant Mortgage Insurance Policy, determined to be attributable to principal; and

         (b) the total amount recovered and recoverable by the Trustee from the Approved Seller or the Servicer (as the case may be) in respect of that Purchased Receivable (by way of damages or otherwise) under or in respect of the Master Trust Deed, this Supplementary Terms Notice or the Servicing Agreement (as the case may be), determined by the Manager to be attributable to principal.

         For the purposes of this definition,

         (c) an amount shall be regarded as not recoverable upon the earlier of:

                  (i)      a determination being made, in the case of paragraph
                           (a), by the Manager, and in the case of paragraph
                           (b), by the Trustee, in each case upon the advice of such suitably qualified expert advisers as the Manager or the Trustee (as the case may be) thinks fit, that there is no such amount, or that such amount is not likely to be recovered (including because the relevant Mortgage Insurance Policy has been terminated, the relevant Mortgage Insurer is entitled to reduce the amount of the claim or the Mortgage Insurer defaults in payment of a claim); and

                  (ii) the date which is two years after the Determination Date upon which the relevant Principal Loss was determined under clause 5.10; and

         (d) a Mortgage Shortfall arises on the date upon which there are no further amounts referred to in (a) and (b) recoverable in respect of the relevant Purchased Receivable.


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         NOTE means a Class A Note, a Class B Note or Class C Note referred to in clause 4, and includes:

         (a)      the Conditions relating to a Class A Note; and

         (b) any interest in a Book-Entry Note as an account holder with a Clearing Agency.

         NOTEHOLDER means, at any time, the person who:

         (a) in relation to an A$ Note, is registered as the holder of that Note at that time;

         (b) in relation to a Definitive Note, is the registered holder of that Note (in the case of registered Definitive Notes) or bearer of that Note (in the case of bearer Definitive Notes) at that time; or

         (c) in relation to a Note which is represented by a Book-Entry Note, is the registered holder of that Note at that time,

         except that for the purposes of payments in respect of Book-Entry Notes, the right to those payments shall be vested, as against the Trustee and the Note Trustee in respect of the Trust, by payment to the Clearing Agency in accordance with and subject to their respective Conditions and the provisions of this Supplementary Terms Notice and the Note Trust Deed. The words holder and holders shall (where appropriate) be construed accordingly.

         NOTE MANAGER means J.P. Morgan Securities Inc..

         NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A Notes under the Note Trust Deed.

         NOTE REGISTRAR means Deutsche Bank Trust Company Americas or any successor note registrar approved in writing by the Note Trustee and appointed under the Agency Agreement.

         NOTE TRUST DEED means the deed so entitled dated on or about the date of this Supplementary Terms Notice between the Note Trustee, the Trustee and the Manager.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated on or about the date of this Supplementary Terms Notice issued under the Master Trust Deed in relation to the Trust.

         OPTIONAL REDEMPTION DATE means the earlier of:

         (a) the first Quarterly Payment Date falling on or immediately after the date on which the aggregate Stated Amount of all Notes is less than or equal to 10% of the aggregate Initial Invested Amount of all Notes; and

         (b)      the Quarterly Payment Date falling in April 2010.

         PAYMENT DATE means a Monthly Payment Date or a Quarterly Payment Date.

         PAYMENT SHORTFALL means, in relation to any Collection Period, the amount (if any) by which Total Payments for that Collection Period exceed the Available Income for that Collection Period.

         PREMISES means the area labelled "Crusade Global Trust No. 1 of 2003" located in a secure area on Lower Ground Floor, St.George House, 4-16 Montgomery Street, Kogarah, New South Wales 2217 (or such other premises as the Custodian proposes, and the Trustee agrees to in writing).

         PRINCIPAL AMORTISATION DATE means, in relation to a Note for the purposes of the Master Trust Deed, each Quarterly Payment Date.



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         PRINCIPAL CHARGE OFF means, in relation to any Quarterly Collection Period, the aggregate of all Mortgage Shortfalls for that Quarterly Collection Period.

         PRINCIPAL COLLECTIONS means, for a Collection Period, the aggregate of:

         (a) all amounts received by or on behalf of the Trustee from or on behalf of Obligors under the Purchased Receivables during that Collection Period in respect of principal, in accordance with the terms of the Purchased Receivables, including principal prepayments;

         (b) all other amounts received by or on behalf of the Trustee under or in respect of principal under the Purchased Receivables and the related Receivable Rights during that Collection Period including:

                  (i)      any Liquidation Proceeds on account of principal;

                  (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to principal; and

                  (iii) any amount received by the Trustee from the Approved Seller under clause 5.24 with respect to that Monthly Collection Period attributable to principal;

         (c) all amounts received by or on behalf of the Trustee during that Collection Period from any provider of a Support Facility (other than the Currency Swap but including any Mortgage Insurance Policy) under that Support Facility and which the Manager determines should be accounted for in respect of a Principal Loss;

         (d) all amounts received by or on behalf of the Trustee during that Collection Period:

                  (i) from the Approved Seller, in respect of any breach of a representation, warranty or undertaking of the Approved Seller contained in the Master Trust Deed or this Supplementary Terms Notice;

                  (ii) from the Approved Seller under any obligation of the Approved Seller under the Master Trust Deed or this Supplementary Terms Notice to indemnify or reimburse the Trustee for any amount;

                  (iii) from the Servicer, in respect of any breach of any representation, warranty or undertaking of the Servicer contained in the Servicing Agreement;

                  (iv) from the Servicer under any obligation of the Servicer under the Servicing Agreement to indemnify or reimburse the Trustee for any amount;

                  (v) from the Custodian in respect of any breach of a representation, warranty or undertaking of the Custodian contained in the Custodian Agreement;

                  (vi) from the Custodian under any obligation of the Custodian under the Custodian Agreement to indemnify or reimburse the Trustee for any amount;

                  (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations contained in the Custodian Agreement;

                  (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking of the Trustee in respect of which it is not entitled to be indemnified out of the Assets of the Trust;

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  (ix) from the Trustee in its personal capacity under any obligation of the Trustee under the Transaction Documents to indemnify or reimburse the Trust for any amount;

                  (x) from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager contained in the Transaction Documents of which it is not entitled to be indemnified out of the Assets of the Trust; and

                  (xi) from the Manager under any obligation of the Manager under the Transaction Documents to indemnify or reimburse the Trust for any amount,

                  in each case, which are determined by the Manager to be in respect of principal payable under the Purchased Receivables and the related Receivable Rights;

         (e) any amounts in the nature of principal received by or on behalf of the Trustee during that Collection Period pursuant to the sale of any Asset (including the A$ Equivalent of any amount received by the Trustee on the issue of the Notes which was not used to purchase a Purchased Receivable or Purchased Receivable Security, and which the Manager determines is surplus to the requirements of the Trust);

         (f) any amount of Excess Available Income to be applied to pay a Principal Charge Off or a Carryover Charge Off; and

         (g) any Excess Available Income to be applied under clause 5.2 to Principal Draws made on a previous Payment Date,

         less any amounts paid by the Trustee to replace a Receivable of the Trust in accordance with clause 8.

         PRINCIPAL DRAW means, for a Monthly Collection Period, the amount calculated under clause 5.9 in relation to that Monthly Collection Period.

         PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the Master Trust Deed, at any time prior to the Final Maturity Date, the Invested Amount of such Note at such time and, on the Final Maturity Date or the date on which the Note is fully redeemed under the Transaction Documents, the Stated Amount of such Note at such date.

         PRINCIPAL LOSS means, for a Quarterly Collection Period, the amount of any Liquidation Loss for that Quarterly Collection Period referred to in clause 5.10(b).

         PRINCIPAL PAYING AGENT means Deutsche Bank Trust Company Americas any successor as Principal Paying Agent under the Agency Agreement.

         PRINCIPAL PAYMENT means a Class A Principal Payment, a Class B Principal Payment or a Class C Principal Payment.

         PROPERTY RESTORATION EXPENSES means costs and expenses incurred by or on behalf of the Trustee, or by the Servicer under the Servicing Agreement, in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the mortgagee under the relevant Purchased Receivable and Relevant Documents.

         PURCHASED RECEIVABLE means each Loan specified in a Sale Notice and purchased by the Trustee, unless the Trustee has ceased to have an interest in that Loan.

         PURCHASED RECEIVABLE SECURITY means each Mortgage specified in a Sale Notice and acquired by the Trustee, unless the Trustee has ceased to have an interest in that Mortgage.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         QUARTERLY COLLECTION PERIOD means in relation to a Quarterly Payment Date, the 3 Monthly Collection Periods that precede the calendar month in which the Quarterly Payment Date falls. The first Quarterly Collection Period is the period from (and excluding) the Cut-Off Date, to (and including) 30 June 2003. The last Quarterly Collection Period ends on (and includes) the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed.

         QUARTERLY DETERMINATION DATE means, in relation to the Trust for a Quarterly Collection Period, the date which is 2 Business Days prior to the Quarterly Payment Date following the end of that Quarterly Collection Period.

         QUARTERLY PAYMENT DATE has the meaning given in clause 4.2(h).

         RATING means the rating specified in clause 4.2(f).

         RECEIVABLE means, in relation to the Trust, the rights of the Approved Seller or the Trustee (as the case may require) under or in respect of Loans constituted upon acceptance of the Approved Seller's standard loan offer for any of its mortgage loan products (or any variation of those products after a Sale Notice is or was given) as varied by the Approved Seller's standard letter of variation if any (unless that variation would make that Receivable cease to comply with the Eligibility Criteria).

         RECORD DATE means:

         (a) with respect to a Payment Date for any A$ Note, 4.00 pm (Sydney time) on the second Business Day before that Payment Date;

         (b) with respect to the Payment Date for any Book-Entry Note, close of business on the second Business Day before that Payment Date; and

         (c) with respect to the Payment Date for any Definitive Note, the last day of the calendar month before that Payment Date.

         RECOVERY means any amount received by the Servicer under or in respect of a Purchased Receivable and the related Receivable Rights at any time after a Finance Charge Loss or Principal Loss has arisen in respect of that Purchased Receivable, provided that amount is not otherwise payable to a Mortgage Insurer under a Mortgage Insurance Policy.

         REDRAW means, in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Receivable in that Collection Period in respect of any principal prepayments previously made to the Obligor's loan account in accordance with the terms of the Obligor's Purchased Receivable.

         REDRAW CHARGE OFF means the amount of any reduction in the Redraw Principal Outstanding under the Redraw Facility Agreement under clause 5.13.

         REDRAW FACILITY AGREEMENT means, in relation to the Trust, the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager and the Redraw Facility Provider.

         REDRAW FACILITY PROVIDER means, in relation to the Trust, St.George.

         REDRAW PRINCIPAL OUTSTANDING has the meaning given in the Redraw Facility Agreement.

         REDRAW RETENTION AMOUNT has the meaning given in clause 5.8(c).

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         REDRAW SHORTFALL means the total amount (if any) of Redraws made by the Approved Seller for which it has not been reimbursed which remain outstanding after:

         (a) applying Principal Collections towards reimbursement of those Redraws under clause 5.4; and

         (b)      without duplication, drawing on the Redraw Retention Amount
                  (if any).

         REMITTANCE DATE means the day which is two Business Days before a Payment Date.

         RESIDUAL CAPITAL UNIT has the meaning given in clause 11.1.

         RESIDUAL INCOME UNIT has the meaning given in clause 11.1.

         SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed) which may be given by the Approved Seller to the Trustee as trustee of the Trust after the date of execution of this Supplementary Terms Notice and which is subsequently accepted by the Trustee.

         SECURITY TRUST DEED means the agreement so entitled dated on or before the date of this Supplementary Terms Notice between the Trustee, the Manager, the Note Trustee and the Security Trustee.

         SECURITY TRUSTEE'S FEE means the fee payable under clause 11.2 of the Security Trust Deed.

         SELLER LOAN AGREEMENT means the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Approved Seller, the Trustee and the Manager.

         SERVICING AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Servicer.

         SERVICING FEE means the fee payable under clause 6.1(c) of this Supplementary Terms Notice and clause 6.1 of the Servicing Agreement.

         SPREAD has the meaning given in the Currency Swap in respect of payments by the Trustee under the Currency Swap.

         STATED AMOUNT means in relation to the Class A Notes, the Class A Stated Amount, in relation to the Class B Notes, the Class B Stated Amount and in relation to the Class C Notes, the Class C Stated Amount.

         STEPDOWN DATE means the Payment Date falling in October 2006.

         STEP-UP MARGIN has the meaning given in clause 4.9.

         SUBSCRIPTION AGREEMENT means the Underwriting Agreement dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager, St.George and J.P. Morgan Securities Inc., in relation to subscription for the Notes.

         SUPPORT FACILITY means each Support Facility (as defined in the Master Trust Deed) which relates to the Trust and includes the Indemnity.

         SUPPORT FACILITY COLLATERAL ACCOUNT means, in relation to a Support Facility, each Collateral Account as defined in that Support Facility.

         SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         THREE MONTH BANK BILL RATE on any date means the rate calculated by taking the simple average of the rates quoted on the Reuters Screen BBSW Page at approximately 10.00 am, Sydney time, on that date (the CALCULATION DAY) for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen BBSW Page) having a tenor of 90 days (or, where the relevant date is the first day of the first Interest Period, the linear interpolation of the rate calculated by taking the simple average of the rates quoted on the Reuters Screen BBSW Page at approximately 10.00 am Sydney time on the Calculation Date for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (as defined above) having a tenor of four months and the rate calculated by taking the simple average of the rates quoted on the Reuters Screen BBSW Page at approximately 10.00 am Sydney time on the Calculation Date for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (as defined above) having a tenor of five months) eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on the Calculation Day fewer than five BBSW Reference Banks have quoted rates on the Reuters Screen BBSW Page, the rate for that date shall be calculated as above by taking the rates otherwise quoted by five of the BBSW Reference Banks on application by the parties for such a bill of the same tenor. If on the Calculation Day the rate cannot be determined in accordance with the foregoing procedures then the rate shall mean such rate as is agreed between the Manager and St.George having regard to comparable indices then available.

         THRESHOLD RATE means, at any time, 0.25% per annum plus the minimum rate of interest that must be set on all Purchased Receivables where permitted under the relevant Receivable Agreement which will be sufficient (assuming that all relevant parties comply with their obligations at all times under the Transaction Documents, the Purchased Receivables and the related Receivable Rights), when aggregated with the income produced by the rate of interest on all other Purchased Receivables and other Authorised Investments which are Assets of the Trust, to ensure that the Trustee will have available to it sufficient Collections to enable it to comply with its obligations under the Transaction Documents relating to the Trust as they fall due (including the repayment of any Principal Draws by the Final Maturity Date of all Notes).

         TITLE PERFECTION EVENT means, in relation to the Trust, the events set out in clause 10.

         TOTAL AVAILABLE FUNDS means, for a Collection Period, the aggregate of:

         (a)      the Available Income for that Collection Period; and

         (b) any Principal Draw which the Trustee is required to allocate under clause 5.9 on or before the Payment Date for that Collection Period.

         TOTAL INVESTED AMOUNT means, at any time, the sum of:

         (a)      all Invested Amounts of all Class A Notes; and

         (b)      the US$ Equivalent of all Invested Amounts of all A$ Notes,

         at that time.

         TOTAL PAYMENTS means, in relation to a Collection Period, all amounts paid by the Trustee under clause 5.1 on the Payment Date in relation to that Collection Period.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         TOTAL STATED AMOUNT means, at any time, the sum of the aggregate of the Stated Amounts of all Class A Notes, all Class B Notes and all Class C Notes at that time.

         TRANSACTION has the meaning given to it under the relevant ISDA Master Agreement.

         TRANSACTION DOCUMENT means each Transaction Document (as defined in the Master Trust Deed) to the extent that it relates to the Trust, the Notes or the Seller Loan Agreement.

         TRIGGER EVENT will subsist on any Payment Date if:

         (a)      both:

                  (i) the average of the Arrears Percentages for the 12 Monthly Collection Periods immediately preceding that Payment Date (or, where that Payment Date occurs within 12 months of the Closing Date, for the period commencing on the Closing Date and ending on the last day of the Collection Period immediately preceding that Payment Date) (the RELEVANT PERIOD) exceeds 4%; and

                  (ii) the aggregate Mortgage Shortfalls for the Relevant Period exceeds 10% of the aggregate Initial Invested Amount of the Class B Notes and the Class C Notes; or

         (b) on that Payment Date, the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes and the Trustee does not exercise the call option under clause 7.1.

         TRUST means the Crusade Global Trust No. 1 of 2003 constituted under the Master Trust Deed and the Notice of Creation of Trust.

         TRUST EXPENSES means, in relation to a Collection Period (and in the following order of priority):

         (a) first, Taxes payable in relation to the Trust for that Collection Period;

         (b) second, any other Expenses relating to the Trust for that Collection Period which are not covered by (c) to (i) (inclusive) below;

         (c) third, pari passu the Trustee's Fee for that Collection Period, the Security Trustee's Fee for that Collection Period and any fee payable to the Note Trustee under the Note Trust Deed for that Collection Period;

         (d)      fourth, the Servicing Fee for that Collection Period;

         (e)      fifth, the Manager's Fee for that Collection Period;

         (f)      sixth, the Custodian Fee for that Collection Period;

         (g) seventh, pari passu any fee or expenses payable to the Principal Paying Agent, any other Paying Agent, the Note Registrar or the Calculation Agent under the Agency Agreement;

         (h) eighth, any costs, charges or expenses (other than fees) incurred by, and any liabilities owing under any indemnity granted to, any Note Manager, the Manager, the Security Trustee, the Servicer, the Note Trustee, a Paying Agent or the Calculation Agent in relation to the Trust under the Transaction Documents, for that Collection Period; and

         (i) ninth, any amounts payable to the Currency Swap Provider under clause 5.21,

         all of the amounts in paragraphs (a) to (i) (inclusive) being EXPENSES for the purposes of the Master Trust Deed.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         US$ ACCOUNT means, in relation to the Trust, the US$ account opened with the Principal Paying Agent or any other account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal Paying Agent is an Approved Bank.

         US$ EQUIVALENT means:

         (a) in relation to an amount denominated or to be denominated in Australian dollars, that amount converted to (and denominated in) US$ at the US$ Exchange Rate; or

         (b)      in relation to an amount denominated in US$ the amount of US$.

         US$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Currency Swap for the exchange of Australian dollars for United States dollars.

         US$ NOTES means Class A Notes.

2.2      INTERPRETATION

         Clause 1.2 of the Master Trust Deed is incorporated into this Supplementary Terms Notice as if set out in full, except that any reference to DEED is replaced by a reference to SUPPLEMENTARY TERMS NOTICE and any reference to UNITED STATES DOLLARS, USD and US$ is to currency of the United States of America.

2.3      LIMITATION OF LIABILITY

         (A)      GENERAL

                  Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this Supplementary Terms Notice.

         (B)      LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

                  (i) The Trustee enters into this Supplementary Terms Notice only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability arising under or in connection with this Supplementary Terms Notice or the Trust is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Supplementary Terms Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Supplementary Terms Notice or the Trust.

                  (ii) Subject to paragraph (iii) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                  (iii) The provisions of this clause 2.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document

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                           or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

                  (iv) It is acknowledged that the Relevant Parties are responsible under this Supplementary Terms Notice or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Supplementary Terms Notice) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

                  (v) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Supplementary Terms Notice or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (iii) above.

                  (vi) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Custodian, the Calculation Agent, the Principal Paying Agent, the Note Trustee, the Note Registrar and the provider of any Support Facility.

                  (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

2.4      KNOWLEDGE OF TRUSTEE

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

3.       DIRECTION AND TRUST BACK
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         (a) A Trust Back, entitled CRUSADE GLOBAL TRUST BACK NO.1 OF 2003, is created in relation to Other Secured Liabilities secured by the Purchased Receivable Securities.

         (b) The parties agree that the Trust Back will be a TRUST for the purposes of the Transaction Documents.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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4.       NOTES
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4.1      CONDITIONS OF NOTES

         (a) The conditions of the A$ Notes will be as set out in the Master Trust Deed, as supplemented and amended by the provisions set out in this Supplementary Terms Notice.

         (b) The conditions of the Class A Notes will be as set out in the Master Trust Deed, the Conditions, the Note Trust Deed and this Supplementary Terms Notice.

4.2      SUMMARY OF CONDITIONS OF NOTES

         Under clause 6.3 of the Master Trust Deed, the Manager provides the following information in respect of the Notes.

                  (a)      Class of Note:    There will be the following Classes
                                             of Notes. Under the Transaction
                                             Documents each shall be treated as
                                             a separate Class of Notes:

                                             Class A Notes

                                             Class B Notes

                                             Class C Notes

                  (b)      Total Initial     (i)     Class A Notes - US$1,050,000,000
                           Invested          (ii)    Class B Notes - $[26,000,000]
                           Amount of each    (iii)   Class C Notes - $[9,000,000]
                           Class of Notes:

                  (c)      Manner and        As set out in clause 5
                           order in which
                           principal and
                           interest is to
                           be paid on
                           Notes:

                  (d)      Margin:

                                             (i)     in the case of the Class A
                                                     Notes, [*]% per annum; and

                                             (ii)    in the case of the Class A
                                                     Notes, if the Trustee has not
                                                     repurchased or redeemed the
                                                     relevant Notes on or before the
                                                     Optional Redemption Date, then
                                                     on and from that Optional
                                                     Redemption Date, the relevant
                                                     Step-Up Margin; and

                                             (iii)   in the case of the:

                                                     Class B Notes: [*]% per annum

                                                     Class C Notes: [*]% per annum.

                  (e)      Initial Invested Amount:  Class A Notes: $[*] per Note.

                                                     Class B Notes: $[*] per Note.


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                                                     Class C Notes: $[*] per Note.

                  (f)      Rating:           (i)     Class A Notes - Aaa/AAA/AAA.

                                             (ii)    Class B Notes - NR/AA/AA.

                                             (iii)   Class C Notes - NR/A/A+.

                  (g)      Issue Price:      (i)     Class A Notes - issued at 100 per cent.

                                             (ii)    Class B Notes - issued at 100 per cent.

                                             (iii)   Class C Notes - issued at 100 per cent.

                  (h)      Quarterly Payment Dates:

                                             (i)     Class A Notes - the 17th day of January,
                                                     April, July and October in each year (New
                                                     York time)

                                             (ii)    A$ Notes - the 17th day of January, April,
                                                     July and October (Sydney time)

                                             (iii)   If, in either case, that day is not a
                                                     Business Day, the Quarterly Payment Date
                                                     shall be adjusted in accordance with the
                                                     Modified Following Business Day Convention.
                                                     The first Quarterly Payment Date for the
                                                     Class A Notes will be 17 July 2003 (New York
                                                     time) and the first Quarterly Payment Date
                                                     for the A$ Notes will be 17 July 2003
                                                     (Sydney time). In each case, the final
                                                     Quarterly Payment Date is the earlier of the
                                                     applicable Final Maturity Date and the
                                                     Payment Date on which the Notes are redeemed
                                                     in full or, in the case of the Class A
                                                     Notes, repurchased under the Conditions.

                  (i)      Final Maturity Date:

                                             (i)     Class A Notes - the Quarterly Payment Date
                                                     falling in January 2034 (New York time).

                                             (ii)    Class B Notes - the Quarterly Payment Date
                                                     falling in January 2034 (Sydney time).

                                             (iii)   Class C Notes - the Quarterly Payment Date
                                                     falling in January 2034 (Sydney time).

                                             (vi)    In each case, the date specified shall be
                                                     subject to adjustment in accordance with
                                                     the Modified Following Business Day
                                                     Convention.

4.3      ISSUE OF NOTES

         (a) Class A Notes must be issued in amounts, or on terms, such that their offer for subscription and their issue will comply with:

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  (i) the Financial Services and Markets Act 2000 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995, as amended; and

                  (ii) the United States Securities Act of 1933, as amended (the SECURITIES ACT), the Exchange Act, all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the offer or issue of, or subscription for, Notes.

         (b) A$ Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Investment Amount of $500,000, (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the Corporations Act 2001 (Cth)) or must otherwise constitute an issue that does not require disclosure under Part 6D.2 of the Corporations Act 2001 (Cth).

         (c) No A$ Note has been or will be registered under the Securities Act and the A$ Notes may not be offered or sold within the United States or to, or for the account of benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

4.4      TRUSTEE'S COVENANT TO NOTEHOLDERS AND THE NOTE TRUSTEE

         Subject to the terms of the Master Trust Deed and this Supplementary Terms Notice, the Trustee:

         (a) acknowledges its indebtedness in respect of the Invested Amount of each Note and interest thereon;

         (b) covenants for the benefit of each Noteholder and the Note Trustee that it will (subject to receiving any directions required under and given in accordance with the Transaction Documents):

                  (i) make all payments on or in respect of the Notes held by that Noteholder on the due date for payment;

                  (ii) comply with the terms of this Supplementary Terms Notice and the Transaction Documents to which it is a party; and

                  (iii) pay the Stated Amount in relation to the Notes held by that Noteholder on the Final Maturity Date and accrued and unpaid interest thereon.

4.5      REPAYMENT OF NOTES ON PAYMENT DATES

         (a) On each Quarterly Payment Date for a Note in respect of which Principal Payments are required to be made, the Invested Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Quarterly Payment Date in respect of that Note.

         (b) All payments of principal on Class A Notes will be made in United States dollars.

         (c)      All payments of principal on A$ Notes will be made in A$.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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4.6      FINAL REDEMPTION

         Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Invested Amount of that Note shall be finally discharged, on the first to occur of:

         (a) the date upon which the Invested Amount of that Note is reduced to zero;

         (b) the date upon which the relevant Noteholder renounces in writing all of its rights to any amounts payable under or in respect of that Note;

         (c) the date on which all amounts received by the Note Trustee with respect to the enforcement of the Security Trust Deed are paid to the Principal Paying Agent;

         (d) the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed and this Supplementary Terms Notice; and

         (e)      the Final Maturity Date.

4.7      PERIOD DURING WHICH INTEREST ACCRUES

         Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Terms Notice from the Closing Date to the date upon which that Note is finally redeemed under clause 4.6.

4.8      CALCULATION OF INTEREST

         (a)      Subject to paragraph (b) and (d), interest payable on each
                  Note in respect of each Interest Period is calculated:

                  (i)      on a daily basis at the applicable Interest Rate;

                  (ii) on the Invested Amount of that Note as at the first day of that Interest Period; and

                  (iii) on the basis of the actual number of days in that Interest Period and a year of 365 days (in the case of A$ Notes) or 360 days (in the case of Class A Notes),

                  and shall accrue due from day to day.

         (b) No interest will accrue on any Note for the period from and including:

                  (i) the date on which the Stated Amount of that Note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero); or

                  (ii) if the Stated Amount of the Note on the due date for redemption in full of the Note is not zero, the due date for redemption of the Note, unless after the due date for redemption, payment of principal due is improperly withheld or refused, following which interest shall continue to accrue on the Invested Amount of the Note at the rate from time to time applicable to the Note until the later of:

                           (A) the date on which the moneys in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect is given in accordance with the relevant Conditions; and

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                           (B) the Stated Amount of that Note has been reduced to zero, provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero.

         (c) All payments of interest on Class A Notes will be made in United States dollars.

         (d) All payments of interest on A$ Notes will be made in Australian dollars.

         (e) If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a Business Day) that unpaid Interest shall itself bear interest at the Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

                  (i) in the case of the Class A Notes, notice of that availability has been duly given in accordance with Condition 12; or

                  (ii) in the case of the A$ Notes, there is full satisfaction of those amounts, to be determined in accordance with clause 32.4 of the Master Trust Deed (as amended in accordance with this Supplementary Terms Notice).

4.9      STEP-UP MARGIN

         If the Trustee has not repurchased or redeemed all of the Class A Notes on or before, the Optional Redemption Date, the Margin for that Class on and from that date will be the following percentages per annum (each a STEP-UP MARGIN)in the case of the Class A Notes, [*]% per annum.

4.10     AGGREGATE RECEIPTS

         Notwithstanding anything in clauses 5.5, 5.6 and 5.8, no Noteholder will be entitled to receive aggregate principal under any of those clauses on any Note at any time in excess of the Invested Amount for that Note at that time.

         The Trustee, the Manager, the Note Trustee, the Security Trustee and the Paying Agents may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

5.       CASHFLOW ALLOCATION METHODOLOGY
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5.1      TOTAL AVAILABLE FUNDS

         (a) (MONTHLY) Subject to paragraph (b), on each Monthly Payment Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay out of Total Available Funds, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

                  (i) first, an amount equal to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the Noteholders and the other Creditors that have the benefit of the Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest Adjustment); and

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                  (ii) second, any interest payable by the Trustee under the Redraw Facility Agreement.

         (b) (LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) or (a)(ii) if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

         (c) (QUARTERLY) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay or cause to be paid out of Total Available Funds, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i) first, an amount equal to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the Noteholders and the other Creditors that have the benefit of the Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest Adjustment);

                  (ii) second, payment to the Swap Provider under the Interest Rate Swap of any Break Payments received by or on behalf of the Trustee from an Obligor or a Mortgage Insurer during the Quarterly Collection Period;

                  (iii) third, (unless specified later in this clause 5.1(c)), Trust Expenses which have been incurred prior to that Quarterly Payment Date and which have not previously been paid or reimbursed under an application of this clause 5.1 (in the order of priority set out in the definition of TRUST EXPENSES);

                  (iv) fourth, payment to the Redraw Facility Provider of any fees payable by the Trustee under the Redraw Facility Agreement;

                  (v) fifth, without duplication, any amounts that would have been payable under this clause 5.1(c) (other than under sub-paragraphs (vii) to (xii) (inclusive)) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee and in the order they would have been paid under that prior application of this clause 5;

                  (vi) sixth, pari passu and rateably as between themselves payment to each Mortgage Insurer of an amount equal to the greater of the following:

                           (A)      zero; and

                           (B) the difference between any overpayment by the Mortgage Insurer of amounts in respect of income (for which that Mortgage Insurer has not previously been reimbursed) and the aggregate of the Excess Distributions paid to the Residual Income Beneficiary on previous Quarterly Payment Dates under clause 5.3(a);

                  (vii) seventh, pari passu and rateably as between themselves:

                           (A) any interest payable by the Trustee under the Redraw Facility Agreement; and

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                           (B) the payment to the Currency Swap Provider under the Confirmation relating to Class A Notes of the A$ Class A Interest Amount payable under that Confirmation at that date.

                  (viii) eighth, any amounts that would have been payable under sub-paragraph (ix) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee;

                  (ix) ninth, the payment to the Class B Noteholders of the relevant Class B Interest amount as at that date;

                  (x) tenth, any amounts that would have been payable under subparagraph (xi) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee;

                  (xi) eleventh, the payment to the Class C Noteholders of the Class C Interest amount; and

                  (xii) twelfth, pari passu and rateably as between themselves payment to each Mortgage Insurer of an amount equal to any overpayment by that Mortgage Insurer of amounts in respect of income (for which that Mortgage Insurer has not previously been reimbursed).

         (d) The Trustee shall only make a payment under any of sub-paragraphs (c)(i) to (c)(xii) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

5.2      EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS AND PRINCIPAL
         DRAWS

         (a) Subject to paragraph (b), on each Quarterly Determination Date, the Manager must apply any Excess Available Income for the Quarterly Collection Period relating to that Quarterly Determination Date in the following order of priority:

                  (i) first, the Excess Available Income must be applied in reimbursement of all Principal Charge Offs for that Quarterly Collection Period;

                  (ii) second, the balance of the Excess Available Income (after application under paragraph (i)) must be applied pari passu and rateably between themselves (based on the Redraw Principal Outstanding and the A$ Equivalent of the Stated Amount of the Class A Notes, as the case may be):

                           (A) as a payment, to the Currency Swap Provider under the Confirmation relating to the Class A Notes, of the A$ Equivalent of any Carryover Class A Charge Offs relating to the Class A Notes; and

                           (B) as a repayment under the Redraw Facility Agreement, as a reduction of, and to the extent of, the Carryover Redraw Charge Offs;

                  (iii) third, the balance of the Excess Available Income (after application under paragraphs (i) and (ii)) must be applied to all Principal Draws which have not been repaid as at that Quarterly Payment Date;

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  (iv) fourth, the balance of the Excess Available Income (after application under paragraphs (i) to (iii) (inclusive)) must be applied in or towards reinstating the Stated Amount of the Class B Notes to the extent of any Carryover Class B Charge Offs; and

                  (v) fifth, the balance of the Excess Available Income (after application under paragraphs (i) to (iv) (inclusive) must be applied in or towards reinstating the Stated Amounts of the Class C Notes to the extent of any Carryover Class C Charge Offs.

                           Any amount applied pursuant to sub-paragraphs (i) to
                           (v) (inclusive) above will be treated as Principal Collections to the extent of that application and in the case of amounts paid under sub-paragraph (ii),
                           (iv) or (v) will be paid on the Payment Date following that Determination Date.

         (b) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(v) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that payment have been distributed.

5.3      EXCESS DISTRIBUTION

         (a) The Trustee must at the written direction of the Manager pay any Excess Distribution for a Quarterly Collection Period to the Residual Income Beneficiary on the relevant Quarterly Payment Date.

         (b) The Trustee may not recover any Excess Distributions from the Residual Income Beneficiary once they are paid to the Residual Income Beneficiary except:

                  (i) where there has been a manifest error in the relevant calculation of the Excess Distributions; or

                  (ii) an amount equal to payments made or required to be made by the Trustee under clause 5.1(c)(xii), and the Residual Income Beneficiary agrees to pay to the Trustee any such amount.

5.4      INITIAL PRINCIPAL DISTRIBUTIONS

         (a) (MONTHLY) Subject to paragraph (b), on each Monthly Payment Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

                  (i) first, to allocate to Total Available Funds any Principal Draw calculated in accordance with clause 5.9; and

                  (ii) second, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date.

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         (b) (MONTHLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) and (a)(ii) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

         (c) (QUARTERLY) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i) first, to allocate to Total Available Funds any Principal Draws calculated in accordance with clause 5.9;

                  (ii) second, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date;

                  (iii) third, subject to clause 5.8(d), to repay any Redraws provided by the Approved Seller in relation to Purchased Receivables in accordance with clause 5.8 to the extent that it has not previously been reimbursed in relation to those Redraws;

                  (iv) fourth, to repay all Redraw Principal Outstanding under the Redraw Facility Agreement on that Quarterly Payment Date; and

                  (v) fifth, to retain in the Collection Account as a provision to reimburse further Redraws an amount equal to the Redraw Retention Amount for the next Quarterly Collection Period.

         (d) (QUARTERLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (c)(i) to (c)(v) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.5      PRINCIPAL DISTRIBUTIONS PRIOR TO STEPDOWN DATE

         (a) Subject to paragraph (b), on each Quarterly Payment Date prior to the Stepdown Date, or at any time if a Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i) first, all the Initial Principal Distributions for that Collection Period;

                  (ii) second, as a payment to the Currency Swap Provider under the Confirmation relating to the Class A Notes, of an amount equal to the lesser of:

                           (A) the amount available for distribution under this sub-paragraph (b) after all payments which have priority under this clause 5.5; and

                           (B) the A$ Equivalent of the Invested Amounts for all Class A Notes;

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                  (iii) third, as payment to the Class B Noteholders, of an amount equal to the lesser of:

                           (A) the amount available for distribution under this subparagraph (iii) after all payments which have priority under this clause 5.5; and

                           (B) the Invested Amounts in respect of all Class B Notes; and

                  (iv) fourth, as payment to the Class C Noteholders, of an amount equal to the lesser of:

                           (A) the amount available for distribution under this subparagraph (iv) after all payments which have priority under this clause 5.5; and

                           (B) the Invested Amounts in respect of all Class C Notes.

         (b) (LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(iv) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.6      PRINCIPAL DISTRIBUTIONS AFTER STEPDOWN DATE

         (a) Subject to paragraph (b), on each Quarterly Payment Date after and including the Stepdown Date, provided that no Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i) first, all the Initial Principal Distributions for that Collection Period;

                  (ii) second, as a payment, out of the Class A Principal Distribution Amount to the Currency Swap Provider under the Confirmation relating to the Class A Notes, of an amount equal to the lesser of:

                           (A)      that Class A Principal Distribution Amount;
                                    and

                           (B) the A$ Equivalent of the aggregate Invested Amounts of the Class A Notes on that Payment Date;

                  (iii) third, as a payment out of the Class B Principal Distribution Amount for that Payment Date to the Class B Noteholders of an amount equal to the aggregate Invested Amount of the Class B Notes on that Payment Date; and

                  (iv) fourth, as a payment out of the Class C Principal Distribution Amount for that Payment Date to the Class C Noteholders of an amount equal to the aggregate Invested Amount of the Class C Notes on that Payment Date.

         (b) (LIMIT) The Trustee shall only make a payment under any of the sub-paragraphs (a)(i) to (a)(iv) if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.7      FINAL MATURITY DATE

         On the Business Day immediately following the date on which all Secured Moneys (as defined in the Security Trust Deed) are fully and finally repaid, and only after payment of all amounts referred

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         to in paragraphs 5.3, 5.4 and 5.5(a), the Trustee must pay any Principal Collections which remain available:

         (a) first, to the Approved Seller in reduction of the Principal Outstanding (as defined in the Seller Loan Agreement) as a full and final settlement of the obligations of the Trustee under the Seller Loan Agreement; and

         (b) second, to the Residual Income Beneficiary as a distribution of capital of the Trust.

5.8      REDRAWS

         (a) The Approved Seller, after receiving confirmation that it may do so from the Manager, may make Redraws to Obligors under Purchased Receivables so that the then scheduled principal balance of those Purchased Receivables is not exceeded.

         (b) The Approved Seller will be reimbursed in relation to any Redraw for which it has not previously been reimbursed under clause 5.4.

         (c) On each Quarterly Determination Date the Manager shall determine an amount, not exceeding 2% of the total Stated Amount of all Notes, which it reasonably anticipates will be required in the Quarterly Collection Period in which that Quarterly Determination Date occurs to fund further Redraws under Purchased Receivables in addition to any prepayments of principal that it anticipates will be received from Obligors during that Quarterly Collection Period. That amount, from time to time, less amounts withdrawn or deposited as described in this clause 5.8, is called the REDRAW RETENTION AMOUNT. The Manager shall on the day of such determination advise the Trustee of the amount so determined.

         (d) In addition to the Approved Seller's right of reimbursement under clause 5.8(b), the Trustee shall on each Business Day it receives a direction from the Manager to do so, reimburse the Approved Seller for Redraws made on or before that Business Day for which it has not received reimbursement but only to the extent of the aggregate of:

                  (i) the Redraw Retention Amount for that Quarterly Collection Period to the extent it has been funded under clause 5.4(c)(v); and

                  (ii) any amount which the Manager is entitled to direct the Trustee to draw under the Redraw Facility Agreement at that time.

         (e) If the Manager determines on any Business Day that there is a Redraw Shortfall, the Manager may on that date direct in writing the Trustee to make a drawing under the Redraw Facility Agreement on that or any other Business Day equal to the amount which the Trustee is permitted to draw under clause 3.1(c) of the Redraw Facility Agreement at that time.

5.9      DETERMINATION DATE - PAYMENT SHORTFALL

         If the Manager determines on any Monthly Determination Date that there is a Payment Shortfall for the relevant Monthly Collection Period, the Manager must direct the Trustee to pay out of Principal Collections, as a principal distribution under clause 5.4, an amount (the PRINCIPAL
         DRAW) equal to the lesser of:

         (a)      the Payment Shortfall; and

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         (b) the amount of Principal Collections available for distribution on the Monthly Payment Date following that Monthly Determination Date.

5.10     ALLOCATING LIQUIDATION LOSSES

         On each Quarterly Determination Date, the Manager must determine, in relation to the aggregate of all Liquidation Losses arising during that Quarterly Collection Period:

         (a) the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant Purchased Receivables (FINANCE CHARGE LOSS); and

         (b) the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Receivables (PRINCIPAL LOSS),

         on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Receivable are applied first against interest, fees and other Enforcement Expenses (other than Property Restoration Expenses) relating to that Purchased Receivable, and then against the Housing Loan Principal and Property Restoration Expenses relating to that Purchased Receivable.

5.11     INSURANCE CLAIMS

         (a) If, on any Monthly Determination Date, the Manager determines that there has been a Liquidation Loss in relation to a Purchased Receivable during the immediately preceding Monthly Collection Period, the Manager shall direct the Servicer (if the Servicer has not already done so), promptly, and in any event so that the claim is made within the time limit specified in the relevant Mortgage Insurance Policy for that Purchased Receivable without the amount of the claim becoming liable to be reduced by reason of delay, to make a claim under the relevant Mortgage Insurance Policy.

         (b) Upon receipt of any amount under or in respect of a Mortgage Insurance Policy in payment of a claim referred to in paragraph (a), the Manager must determine which part of the amount is attributable to interest, fees and other amounts in the nature of income, and which part of that amount is attributable to principal.

5.12     PAYMENTS BEFORE PAYMENT DATE

         (a) Subject to the Transaction Documents, by no later than 4:00 pm (Sydney time) on the Remittance Date for a Collection Period, the Manager must deposit or use its best endeavours to procure that the Servicer deposits, in the Collection Account all Available Income and Principal Collections for that Collection Period to the extent received on or before that date.

         (b)      The Manager must direct the Trustee to:

                  (i) apply amounts credited to the Collection Account in making payments in discharge of the Trustee's obligations under this clause 5; and

                  (ii) make the applications and reinstatements required or contemplated by this clause 5,

                  in each case, under and in accordance with this clause 5.

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5.13     CHARGE OFFS

         If the Principal Charge Offs for any Quarterly Collection Period exceed the Excess Available Income calculated on the Quarterly Determination Date for that Quarterly Collection Period, the Manager must, on and with effect from the Quarterly Payment Date immediately following the end of the Quarterly Collection Period:

         (a) reduce pari passu and rateably as between themselves the Class C Stated Amount of each of the Class C Notes by the amount of that excess which is attributable to each Class C Note until the Class C Stated Amount is zero (CLASS C CHARGE OFFS); and

         (b) if the Class C Stated Amount is zero and any amount of that excess has not been applied under paragraph (a), reduce pari passu and rateably as between themselves the Class B Stated Amount of each of the Class B Notes by the amount of that excess which is attributable to each Class B Note until the Class B Stated Amount is zero (CLASS B CHARGE OFFS); and

         (c) if both the Class C Stated Amount and Class B Stated Amount are zero and any amount of that excess has not been applied under paragraph (b), reduce pari passu and rateably as between the Class A Notes and the Redraw Facility Agreement with respect to the balance of that excess:

                  (i) rateably as between the Class A Notes, the Class A Stated Amount on each of the Class A Notes until the Class A Stated Amount of that Class A Note is zero (CLASS A CHARGE OFFS); and

                  (ii) the Redraw Principal Outstanding under the Redraw Facility Agreement applied against Redraw Advances (as defined in the Redraw Facility Agreement) in reverse chronological order of their Drawdown Dates (as defined in the Redraw Facility Agreement), until the Redraw Principal Outstanding is zero (REDRAW CHARGE OFFS).

5.14     PAYMENTS INTO US$ ACCOUNT

         (a) The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the Currency Swap Provider under the Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement on behalf of the Trustee.

         (b) If any of the Trustee, the Manager or the Servicer receives any amount denominated in US$ from the Currency Swap Provider under the Currency Swap they will promptly pay that amount to the credit of the US$ Account.

5.15     PAYMENTS OUT OF US$ ACCOUNT

         (a) The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Note Trust Deed and the Agency Agreement.

         (b) All amounts credited to the US$ Account by the Currency Swap Provider in relation to a payment by the Trustee in no order of priority:

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                  (i) under clauses 5.1(c)(v) and (c)(vii)(B), will be paid pari passu in relation to Class A Notes as payments of Class A Interest on those Class A Notes;

                  (ii) under clause 5.2(a)(ii)(A), will be paid pari passu in relation to Class A Notes in or towards reinstating the Stated Amount of those Class A Notes, to the extent of the Carryover Class A Charge Offs; and

                  (iii) amounts credited under clauses 5.5(a)(ii) and 5.6(a)(ii), pari passu to Class A Noteholders as Class A Principal Payments on the Class A Notes until the Invested Amounts of the Class A Notes have been reduced to zero.

5.16     ROUNDING OF AMOUNTS

         In making the calculations required or contemplated by this clause 5, the Manager shall round calculations to 4 decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Terms Notice.

5.17     MANAGER'S REPORT

         The Manager will provide to the Trustee, the Note Trustee and the Designated Ratings Agencies, the Manager's Report for a Collection Period no later than 4:00 pm (Sydney time) on the Remittance Date following that Collection Period.

5.18     PAYMENT PRIORITIES FOLLOWING AN EVENT OF DEFAULT:  SECURITY TRUST DEED

         Following an Event of Default as defined in the Security Trust Deed, the priority of payments with respect to the Trust will be governed by the Security Trust Deed.

5.19     PRESCRIPTION

         Despite any other provision of this Supplementary Terms Notice and the Master Trust Deed, Condition 8 of the Class A Notes applies to all amounts payable in relation to any Class A Note.

5.20     ACCOUNTING PROCEDURES:  PRINCIPAL & INTEREST

         To facilitate the implementation of this Cashflow Allocation Methodology, the Manager will keep accounting records in accordance with the Transaction Documents and will keep separate ledgers, including a "Principal Account", "Income Account" and "Cash Account", into which credit and debit entries will be made to record receipts and payments of principal, income or amounts unallocated at the relevant time.

5.21     REPLACEMENT OF CURRENCY SWAP

         (a) If the Currency Swap is terminated, the Trustee must, at the direction of the Manager, enter into one or more currency swaps which replace the Currency Swap (other than by way of transfer under section 6(b) of the Currency Swap) (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition:

                  (i) that the Settlement Amount (as defined in the Currency Swap), if any, which is payable by the Trustee to the Currency Swap Provider on termination of the Currency Swap will be paid in full when due in accordance with this Supplementary Terms Notice and the Currency Swap;

                  (ii) the ratings assigned to the Notes are not adversely affected; and

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                  (iii) the liability of the Trustee under that Replacement Currency Swap is limited to at least the same extent that its liability is limited under the Currency Swap.

         (b) If the condition in paragraph (a) is satisfied, the Trustee must at the direction of the Manager enter into the Replacement Currency Swap and if it does so it must direct the provider of the Replacement Currency Swap (the REPLACEMENT SWAP PROVIDER) to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount to the Currency Swap Provider as referred to in paragraph (a). If the Settlement Amount (if any) is payable by the Currency Swap Provider to the Trustee, the Manager shall direct the Currency Swap Provider to pay such amount direct to the Replacement Currency Swap Provider in satisfaction of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

                  (i) payable by the Trustee to the Replacement Swap Provider, then the:

                           (A) excess of the Settlement Amount over the upfront premium will be included as Available Income for the relevant Collection Period; and

                           (B) excess of the upfront premium payable over the Settlement Amount will be satisfied by the Trustee as a TRUST EXPENSE; and

                  (ii) payable by the Replacement Swap Provider to the Trustee, then the:

                           (A) excess of the Settlement Amount over the upfront premium will be satisfied by the Trustee as a Trust Expense; and

                           (B) excess of the upfront premium over the Settlement Amount will be included as Available Income for the relevant Collection Period.

5.22     NOTICE OF CALCULATIONS

         The calculations outlined in this clause 5, or required to be made by the Manager under any Condition, must be made by the Manager and notified to the Trustee on each Determination Date. The Manager must also notify the Trustee of all details of payments which are to be made by or on behalf of the Trustee on each Payment Date. The Manager must also notify the Currency Swap Provider of all payments which are to be made by or on behalf of the Trustee on each Quarterly Payment Date under clauses 5.1(c)(v), 5.1(c)(vii), 5.2(a)(ii)(A), 5.5(a)(ii) and
         5.6(a)(ii) on each relevant Quarterly Determination Date. In the absence of manifest error, each of the Trustee and the Currency Swap Provider is entitled to rely conclusively on (and will rely on) the Manager's calculations and notifications and is not required to (and it will not) investigate the accuracy of them.

5.23     BOND FACTORS

         (a) On each Quarterly Determination Date, the Manager will, in respect of the Collection Period ending before that Quarterly Determination Date, calculate or otherwise ascertain the Class A Bond Factors, the Class B Bond Factors and the Class C Bond Factors.

         (b) The Manager shall notify all Class B Noteholders, all Class C Noteholders, the Principal Paying Agent, the Note Trustee and the Calculation Agent as soon as practicable after (and


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                  in any event by not later than the Quarterly Payment Date immediately following) the relevant Quarterly Determination Date of the Class B Bond Factor and the Class C Bond Factor.

5.24     LOAN OFFSET INTEREST

         On each Monthly Determination Date, the Approved Seller shall pay to the Trustee an amount equal to all Loan Offset Interest Amounts for the Monthly Collection Period immediately preceding that Monthly Determination Date.

6.       MASTER TRUST DEED AND SERVICING AGREEMENT
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6.1      COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

         (a)      (MANAGER FEE)

                  For the purpose of clause 15 of the Master Trust Deed, the fee payable to the Manager in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

                  (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

                  (ii) at the rate of 0.09% per annum or as otherwise agreed by the Manager and the Trustee from time to time; and

                  (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

                  and shall accrue due from day to day. That fee is payable in Australian dollars.

         (b)      (TRUSTEE'S FEE AND SECURITY TRUSTEE'S FEE)

                  (i) For the purpose of clause 19.1 of the Master Trust Deed and clause 11.2 of the Security Trust Deed, the combined fee payable to the Trustee and the Security Trustee in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

                           (A) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

                           (B) at the rate per annum agreed in writing between the Manager, the Trustee and the Security Trustee or as otherwise agreed by the Manager, the Trustee and the Security Trustee from time to time; and

                           (C)      on the actual number of days in the
                                    Quarterly Collection Period divided by 365 days,

                           and shall accrue due from day to day. That fee is payable in Australian dollars.

                  (ii) If the Trustee or the Security Trustee (as the case may be) is required at any time to undertake duties which relate to the enforcement of the terms of any Transaction Document by the Trustee or Security Trustee (as the case may be) upon a default by any other party under the terms of that Transaction Document, the Trustee or Security Trustee (as the case may be) is entitled to such additional remuneration as


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                           may be agreed between the Trustee or the Security Trustee (as the case may be) and the Manager or, failing agreement, such amount as is determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee or the Security Trustee (as the case may be). The determination of such merchant bank shall be conclusive and binding on the Manager and the Trustee or the Security Trustee (as the case may be) so far as the law allows.

         (c)      (SERVICING FEE)

                  For the purpose of clause 6.1 of the Servicing Agreement, the fee payable to the Servicer in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

                  (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

                  (ii) at the rate of 0.40% per annum or as otherwise agreed by the Manager, the Trustee and the Servicer from time to time; and

                  (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

                  or as otherwise agreed by the Trustee, the Manager and the Servicer. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

         (d)      (CUSTODIAN FEE)

                  For the purpose of clause 6.1 of the Custodian Agreement, the fee payable to the Custodian in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

                  (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

                  (ii) at the rate of 0.015% per annum or as otherwise agreed by the Manager, the Trustee and the Custodian from time to time; and

                  (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

                  or as otherwise agreed by the Trustee, the Manager and the Custodian. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

         (e)      (FEE CHANGES TO TAKE ACCOUNT OF GST)

                  Subject to clause 6.1(b)(i)(B), none of the above fees in this clause 6.1 are to be increased by reference to any applicable goods and services tax unless:

                  (i) the Trustee, the Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

                  (ii) the increase will not result in the downgrading or withdrawal of the rating of any Notes.

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6.2      AMENDMENTS TO MASTER TRUST DEED

         The Master Trust Deed is amended for the purpose of the Trust as follows:

         (a)      Clause 1.1 - Authorised Investment

                  For the purposes of the definition of AUTHORISED INVESTMENT in clause 1.1 of the Master Trust Deed:

                  (i)      each of the investments in paragraphs (b), (d), (e),
                           (f), (g), (h), (i) and (j) of that definition must have a rating of AAA (long term) or A-1+ (short term) (as the case may be) from S&P, a rating of Aaa (long term) or P-1 (short term) (as the case may be) from Moody's and a rating of AAA (long term) or F1+(short term) (as the case may be) from Fitch Ratings to be an AUTHORISED INVESTMENT for the Trust;

                  (ii) each of the investments in paragraphs (b) and (d)-(j) inclusive of that definition must mature no later than the next Quarterly Payment Date following its acquisition;

                  (iii)    each investment must be denominated in A$;

                  (iv) each investment must be of a type which does not adversely affect the 50% risk weighting attributed to the Notes by the Bank of England (as to which the Trustee may rely on external advice);

                  (v) each investment must be held by, or in the name of the Trustee or its nominee;

                  (vi) sub-paragraph (i) is deleted and replaced with the following:

                                    securities which are "mortgage-backed
                                    securities" within the meaning of both the Duties Act, 1997 of New South Wales and the Duties Act, 2000 of Victoria.

                  (vii) sub-paragraph (j) is deleted and replaced with the following:

                                    any other assets of a class of assets that are both:

                           (A) included within the definition "pool of mortgages" under the Duties Act 1997 of New South Wales; and

                           (B)      included within the definition of "pool
                                    of mortgages" under the Duties Act 2000 of Victoria;

                  (viii) the reference to STAMP DUTIES ACT, 1920 in the last paragraph of that definition is deleted and replaced with DUTIES ACT, 1997 and the reference to STAMPS ACT, 1958 in that paragraph is deleted and replaced with DUTIES ACT, 2000.

         (b)      Clause 1.1 - Authorised Signatory

                  The definition of AUTHORISED SIGNATORY is deleted and replaced with the following:

                           AUTHORISED SIGNATORY in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which signature is certified thereon by such directors (or such divisional manager) to be that person's signature (and, in the case of the Trustee or the Security Trustee (as the

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                           case may be), also includes any officer of the Trustee or the Security Trustee (as the case may be) who has the word "manager", "group executive" or "counsel" in their title).

         (c)      Clause 1.1 - Cedel Bank

                  (i) The definition of CEDEL BANK is deleted and the following definition inserted:

                                    CLEARSTREAM, LUXEMBOURG means Clearstream
                                    Banking, societe anonyme.

                  (ii)     Each reference to "Cedel Bank" in:

                           (A) paragraph (u) of the definition of EXPENSES in clause 1.1; and

                           (B)      the definition of NOTEHOLDERS in clause
                                    1.1,

                           is deleted and replaced with the words "Clearstream, Luxembourg"

         (d)      Clause 1.1 - Euroclear

                  The definition of EUROCLEAr is deleted and the following definition inserted:

                           EUROCLEAR means Euroclear Bank S.A./N.V.

         (e)      Clause 1.1 - Expenses

                  For the purposes of the definition of EXPENSES in clause 1.1 of the Master Trust Deed, a new paragraph (w) is inserted as follows and the existing paragraph (w) becomes paragraph (x).

                           (w) any fees and expenses payable to any Stock Exchange or DTC from time to time by the Trustee;

         (f)      Clause 1.1 - Extraordinary Resolution

                  For the purposes of the definition of EXTRAORDINARY RESOLUTION in clause 1.1 of the Master Trust Deed, that definition is deleted and the following definition is inserted.

                           "Extraordinary Resolution" means, in relation to:

                           (a) any Class of A$ Noteholders subject to the provisions of the Security Trust Deed:

                                    (i)     a resolution passed at a meeting of
                                            that Class of A$ Noteholders duly
                                            convened and held in accordance with
                                            the provisions contained in clause
                                            29 of this Master Trust Deed by a
                                            majority consisting of not less than
                                            75% of the votes able to be cast by
                                            the relevant Noteholders (cast by
                                            show of hands or poll, as the case
                                            may be); or

                                    (ii)    a resolution in writing under clause
                                            29 of this Master Trust Deed signed
                                            by all Noteholders in the relevant
                                            Class of Noteholders;

                           (b) all Noteholders means, subject to the provisions of the Security Trust Deed a resolution passed, in a meeting of all A$ Noteholders duly convened and held in accordance with the provisions contained in clause

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                                    29 of this Master Trust Deed and in a
                                    meeting of Class A Noteholders in accordance with the Note Trust Deed, by majority consisting of not less than 75% calculated as follows:

                                            (A x I) + U
                                            -----------

                                                 T

                                             Where: A =  the percentage of A$
                                                         Noteholders voting in
                                                         favour of the
                                                         resolution;

                                                    I =  the US$ Equivalent of
                                                         the aggregate Invested
                                                         Amount of all A$ Notes;

                                                    U =  the aggregate Invested
                                                         Amount of the CLASS A
                                                         NOTES held by Class A
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution

                                                    T =  the Total Invested
                                                         Amount.

         (g)      Clause 1.1 - Fitch IBCA

                  (i) The definition of FITCH IBCA is deleted and the following definition:

                                    FITCH RATINGS means Fitch Australia Pty
                                    Limited.

                  (ii) Each reference to "Fitch IBCA" in the Master Trust Deed is deleted and replaced with the words "FITCH RATINGS".

         (h)      Clause 1.1 - Definitions

                  For the purpose of the Trust, the following new definitions are inserted, in alphabetical order, in clause 1.1 of the Master Trust Deed:

                           APPLICATION FOR NOTES means an application for A$ Notes in the form of schedule 2 to the Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                           AUSTRACLEAR means Austraclear Limited.

                           AUSTRACLEAR REGULATIONS means the regulations published by Austraclear.

                           AUSTRACLEAR SYSTEM means the System as defined in the Austraclear Regulations.

                           MARKED NOTE TRANSFER means a Note Transfer marked as in accordance with clause 7.15 of this Master Trust Deed.

                           NOTE ACKNOWLEDGEMENT means an acknowledgement of the registration of a person as the holder of an A$ Note in the form set out in schedule 3 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                           NOTE TRANSFER means a transfer and acceptance of A$ Notes materially in the form of schedule 4 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

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                           REGISTER means in relation to a Trust, the register required to be maintained in accordance with clause 28 of this Master Trust Deed.

                           REPRESENTATIVE means:

                           (i) in the case of any A$ Noteholder, a person appointed as a proxy for that Noteholder under clause 29.9; and

                           (ii)     without limiting the generality of paragraph
                                    (a), in the case of an A$ Noteholder which is a body corporate, a person appointed under clause 29.10 by that A$ Noteholder."

         (i)      Clause 1.1 - Guaranteed Investment Contract

                  For the purposes of the definition of GUARANTEED INVESTMENT CONTRACT in clause 1.1 of the Master Trust Deed, the words "or any equivalent regulations issued under the Duties Act 1997" are inserted at the end of that definition.

         (j)      Clause 1.1 - Residual Income Beneficiary

                  New definitions are inserted in clause 1.1 as follows.

                  RESIDUAL INCOME UNIT, in relation to a Trust, has the meaning given in the Supplementary Terms Notice for that Trust.

                  RESIDUAL INCOME BENEFICIARY, in relation to a Trust means any person who holds or is taken to hold a Residual Income Unit for that Trust.

         (k)      Clause 1.1 - Termination Date

                  For the purpose of the definition of TERMINATION DATE in clause 1.1 of the Master Trust Deed, the words "and the Trustee and the Manager agree that no further Notes are proposed to be issued by the Trustee in relation to that Trust" are inserted at the end of paragraph (c)(i) of that definition.

         (l)      Clause 4 - Notes

                  For the purposes of the Trust, clause 4 in the Master Trust Deed is deleted and the following new clause 4 is inserted as follows.

                  4.       NOTES

                  4.1      ACKNOWLEDGEMENT OF INDEBTEDNESS

                           Subject to the terms of this Master Trust Deed and the Supplementary Terms Notice:

                           (a) each entry in the Register relating to a Trust in respect of an A$ Note; and

                           (b)      each Class A Note issued by a Trust,

                           constitutes an independent and separate
                           acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of the Trust for the Invested Amount of that Note together with the other rights given to Noteholders under this Master Trust Deed, the Supplementary Terms Notice and the Security Trust Deed, and (in relation to a Class A Note) the Note Trust Deed and the relevant Conditions.

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                  4.2      LEGAL NATURE OF NOTES

                           (a) A$ Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to those A$ Notes and under this Master Trust and this Supplementary Terms Notice in respect of those A$ Notes (including any obligation to pay interest or principal) will become effective on inscription in the Register for the Trust under this Master Trust and this Supplementary Terms Notice of the details for those A$ Notes.

                           (b) CLASS A NOTES will be in registered form in respect of Book-Entry Notes and will be in bearer or registered form in respect of Definitive Notes, provided that there will be no bearer notes issued in the United States of America.

                  4.3      TERMS OF NOTES

                           (a) All Notes issued by the Trustee as trustee of a Trust shall be issued with the benefit of, and subject to, this Master Trust Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed and, in relation to the CLASS A NOTES, the relevant Note Trust Deed and the relevant Conditions.

                           (b) The documents referred to in paragraph (a) are binding on the Manager, the Trustee, the Note Trustee, the Security Trustee and the Noteholders.

                  4.4      INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

                           Subject to this Master Trust Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed and, in relation to the CLASS A NOTES, the relevant Note Trust Deed and the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of a Trust shall, in respect of the Notes issued by it in that capacity, pay or cause to be paid to the Noteholders (as relevant) of those Notes;

                           (a) (INTEREST) Interest Entitlement on each Interest Payment Date; and

                           (b) (PRINCIPAL) their Principal Entitlement on each Quarterly Payment Date.

                  4.5      NOTES NOT INVALID IF ISSUED IN BREACH

                           No Note shall be invalid or unenforceable on the ground that it was issued in breach of this Master Trust Deed, the relevant Supplementary Terms Notice or any other Transaction Document.

                  4.6      LOCATION OF A$ NOTES

                           The property in the A$ Notes shall for all purposes be regarded as situated at the place where the Register on which those A$ Notes are recorded is located.

                  4.7      NO DISCRIMINATION BETWEEN NOTEHOLDERS

                           There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Supplementary Terms Notice relating to the Notes, the terms of the Security Trust

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                           Deed (if any) relating to the Trust and (in relation to the CLASS A NOTES) the relevant Note Trust Deed and the relevant Conditions.

                  4.8      NOTE REGISTER

                           In the event that any Definitive Notes are issued in registered form, the Trustee (or if the Trustee fails to do so, the Manager on behalf of the Trustee) will appoint a person to operate and maintain a register of those Definitive Notes in accordance with standard United States practice and law.

         (m)      Clause 5.3 - Ranking of interest of Beneficiary

                  For the purposes of clause 5.3 of the Master Trust Deed, the Trustee may seek and rely upon a direction from the Note Trustee as to the interests of the Class A Noteholders.

         (n)      Clauses 6.1 and 6.6(a) - Note Issue Direction

                  (i) For the purposes of clause 6.1 of the Master Trust Deed, the Note Issue Direction for the Notes may be issued by the Manager on or at any time prior to the
                           Note Issue Date for the Notes.

                  (ii) For the purposes of clause 6.6(a) of the Master Trust Deed, the certification by the Manager may occur on or at any time prior to the Note Issue Date for the Notes.

         (o)      Clause 6.7 - Subscription Agreement

                  (i) Clause 6.7(c) of the Master Trust Deed is amended by replacing paragraph (i) with the following

                           (i) (TRANSACTION DOCUMENTS) entered into the Transaction Documents to which it is a party in its capacity as trustee of the Trust.

                           (ii)     For the purposes of clause 6.7(a)(iii),
                                    the Trustee will enter into the Subscription
                                    Agreements.

         (p)      Clause 6.8 - Action Following Note Issue

                  For the purposes of the Trust, clause 6.8 of the Master Trust Deed is deleted and the following new clause 6.8 is inserted:

                           6.8      ACTION FOLLOWING NOTE ISSUE

                                    As soon as practicable after a Note Issue
                                    Date for a Trust:

                                    (a)     in relation to A$ Notes only:

                                            (i)     (ENTER DETAILS IN THE
                                                    REGISTER) the Trustee shall
                                                    enter into the Register for
                                                    that Trust in accordance
                                                    with clause 28 the
                                                    information required under
                                                    clause 28.1;

                                            (ii)    (ISSUE NOTE ACKNOWLEDGEMENT)
                                                    the Trustee shall issue a
                                                    Note Acknowledgement to each
                                                    A$ Noteholder in respect of
                                                    its holding of A$ Notes; and

                                            (iii)   (ISSUE MARKED NOTE
                                                    TRANSFERS) if requested by
                                                    an A$ Noteholder in its
                                                    Application for Notes, the
                                                    Trustee

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                                                    shall issue a Marked Note
                                                    Transfer to that A$
                                                    Noteholder; and

                                    (b)     in relation to CLASS A NOTES only,
                                            the Trustee shall issue those CLASS
                                            A NOTES in accordance with the
                                            relevant Note Trust Deed and the
                                            relevant Supplementary Terms Notice.

         (q)      Clause 7 - Transfer of Notes

                  For the purpose of this Trust, Clause 7 of the Master Trust Deed is deleted and the following new clause 7 is inserted:

                  7.       TRANSFER OF NOTES

                  7.1      NO RESTRICTIONS ON TRANSFER OF NOTES

                           Subject to this Master Trust Deed and the relevant Supplementary Terms Notice and (in respect of the CLASS A NOTES) the relevant Note Trust Deed and Conditions, there shall be no restriction on the transfer of Notes.

                  7.2      MINIMUM TRANSFER

                           (a)     An A$ Noteholder must not transfer any A$
                                    Notes held by it unless:

                                   (i) the amount payable by the transferee for those A$ Notes is not less than A$500,000; or

                                   (ii)     the offer or invitation to the
                                            transferee by the A$ Noteholder in
                                            relation to the A$ Notes is an offer
                                            or invitation that will not require
                                            disclosure under Part 6D.2 of the
                                            Corporations Act 2001 (Cth).

                           (b) No A$ Note has been or will be registered under the United States Securities Act of 1933 as amended (the SECURITIES ACT) and may not be offered or sold within the United States or to, or for the account or benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

                           (c) No transfer may be made of any CLASS A NOTES in circumstances which would require the preparation, issue and/or filing of a prospectus in England pursuant to the Public Offers of Securities Regulations 1995 or under any replacement or subsidiary legislation or regulations.

                           (d) None of the Trustee, the Manager, the Servicer, any Note Manager, the Note Trustee, the Security Trustee or an Approved Seller is liable to any Noteholder in relation to a breach by that Noteholder of paragraph (b).

                  7.3      FORM OF TRANSFER

                           Every transfer of A$ Notes shall be effected by a Note Transfer.

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                  7.4      EXECUTION OF NOTE TRANSFER

                           Every Note Transfer shall be duly completed and executed by the transferor and transferee.

                  7.5      STAMPING OF NOTE TRANSFER

                           Every Note Transfer lodged with the Trustee shall be duly stamped (if applicable).

                  7.6      DELIVERY OF NOTE TRANSFER TO TRUSTEE

                           Every Note Transfer shall be delivered to the Trustee, together with the Note Acknowledgement to which it relates, for registration.

                  7.7      REGISTRATION OF TRANSFEREE AS A$ NOTEHOLDER

                           Subject to this clause 7, the Trustee shall, on receipt of a Note Transfer, enter the transferee in the Register as the holder of the A$ Notes which are the subject of the Note Transfer.

                  7.8      TRUSTEE ENTITLED TO REFUSE TO REGISTER NOTE TRANSFER

                           The Trustee may refuse to register any Note Transfer which would result in:

                           (a) (BREACH) a contravention of or failure to observe:

                                            (MASTER TRUST DEED) the terms of
                                            this Master Trust Deed;

                                            (SUPPLEMENTARY TERMS NOTICE) the
                                            terms of the Supplementary Terms
                                            Notice;

                                            (SECURITY TRUST DEED) the terms of
                                            the Security Trust Deed; or

                                            (THE LAW) any law of an Australian
                                            Jurisdiction; or

                           (b)     (REQUIRES REGISTRATION) an obligation to
                                    procure registration of any of the above with, or the approval of any of the above by, any Government Agency.

                  7.9      REFUSAL TO REGISTER ABSOLUTE

                           The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note Transfer it shall, as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it), send to the transferor and the transferee notice of such refusal.

                  7.10     NO FEE FOR REGISTRATION OF A NOTE TRANSFER

                           No fee shall be charged for the registration of any Note Transfer.


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                  7.11     TAKING EFFECT OF NOTE TRANSFERS

                           (a)      (NOTE TRANSFER NOT EFFECTIVE UNTIL
                                    REGISTRATION) A Note Transfer shall not take effect until registered by the Trustee and until the transferee is entered in the Register as the holder of the A$ Notes which are the subject of the Note Transfer, the transferor shall remain the holder of those A$ Notes.

                           (b) (TRANSFER RECEIVED WHEN REGISTER CLOSED) When a Note Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall not register the Note Transfer until the Business Day after the day on which that Register is reopened.

                  7.12     RIGHTS AND OBLIGATIONS OF TRANSFEREE

                           Subject to this Master Trust Deed and the relevant Supplementary Terms Notice, a transferee of A$ Notes, on being noted in the Register as the holder of the A$ Notes, shall have the following rights and obligations:

                           (a) (THOSE OF THE TRANSFEROR) all the rights and the obligations which the transferor previously had; and

                           (b) (THOSE UNDER MASTER TRUST DEED) all the rights and obligations of an A$ Noteholder as provided by this Master Trust Deed and the relevant Supplementary Terms Notice as if the transferee was originally a party to this Master Trust Deed and that Supplementary Terms Notice.

                  7.13     PAYMENTS TO TRANSFEREE

                           Subject to this Master Trust Deed (including clause
                           32.1 of the Master Trust Deed), on the entry of a transferee of A$ Notes in the Register, the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant A$ Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

                  7.14     TRANSMISSION OF ENTITLEMENTS

                           (a) (ELECTION) Any person becoming entitled to an A$ Note as a result of the death, mental incapacity or bankruptcy of an A$ Noteholder may, on producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the A$ Noteholder in respect of the relevant A$ Notes or to transfer the relevant A$ Notes to a third party in the manner specified in this clause.

                           (b) (METHOD OF ELECTION) If an entitled person elects to be registered as the A$ Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he or she shall execute a Note Transfer in relation to the relevant A$ Notes in favour of that other person. All the provisions of this Master Trust Deed and the relevant Supplementary Terms Notice relating to the transfer of A$ Notes and the registration of Note Transfers

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                                    shall be applicable to any such notice or Note Transfer as if the death, mental incapacity or bankruptcy of the A$ Noteholder had not occurred and the notice or Note Transfer was a Note Transfer executed by the A$ Noteholder.

                           (c) (DISCHARGE) A person entitled to A$ Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such A$ Notes but, except as otherwise provided by this Master Trust Deed and the relevant Supplementary Terms Notice, shall not be entitled to any of the rights or privileges of an A$ Noteholder unless and until the person is entered in the Register as the holder of those A$ Notes.

                  7.15     MARKED NOTE TRANSFER

                           (a) (ENTITLEMENT TO MARKING) An A$ Noteholder may from time to time request the Trustee to provide the A$ Noteholder with a Marked Note Transfer.

                           (b) (MARKING) The A$ Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the Trustee and the Manager and issue the same to the A$ Noteholder.

                           (c) (TRUSTEE WILL NOT REGISTER TRANSFER) Until the expiry of 90 days (or any substitute period as the Trustee and Manager agree from time to time and as advised to A$ Noteholders) from the date on which the Note Transfer was marked, the Trustee shall not register any transfer of A$ Notes relating to the Marked Note Transfer otherwise than on that Marked Note Transfer.

                           (d) (NO EXTENSION BY CLOSING OF REGISTER) The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

                           (e) (DELIVERY) A Marked Note Transfer shall be issued to an A$ Noteholder by personal delivery at the time the A$ Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note Transfer by the Trustee.

                  7.16     RELIANCE ON DOCUMENTS

                           The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Note Transfer or other document produced to it and to assume that any Note Transfer or other document produced to it has been duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Note Transfer.

                  7.17     SPECIMEN SIGNATURES

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                           The Trustee may (but need not) require each A$ Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such A$ Noteholder) of persons authorised to execute Note Transfers on behalf of such A$ Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

                  7.18     NOTES LODGED WITH AUSTRACLEAR

                           If A$ Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the Register as the holder of those A$ Notes. While those A$ Notes remain in the Austraclear System:

                           (a) all payments and notices required of the Trustee and the Manager in relation to those A$ Notes will be directed to Austraclear; and

                           (b) all dealings (including transfers) and payments in relation to those A$ Notes within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this clause 7 to the extent of any inconsistency.

         (r)      Clause 7A - Note Acknowledgement

                  For the purposes of the Trust a new clause 7A is inserted in the Master Trust Deed as follows:

                           7A.      NOTE ACKNOWLEDGEMENT

                           7A.1     ISSUE OF NOTE ACKNOWLEDGEMENT

                                    When a person has been entered in the
                                    Register as the holder of A$ Notes, as soon as practicable (and in any event no later than 5 Business Days or such shorter period specified in the relevant Supplementary Terms Notice or as otherwise agreed by the Trustee with the person or the Manager) thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those A$ Notes. If the person has been entered into the Register under a Note Transfer and the transferor continues to retain a holding of A$ Notes, the Trustee shall, within the same period stated above, issue to the transferor a Note Acknowledgement in respect of that retained holding of A$ Notes. No certificates will be issued in respect of A$ Notes.

                           7A.2     NOTE ACKNOWLEDGEMENT NOT CERTIFICATE OF
                                    TITLE

                                    A Note Acknowledgement shall not be a
                                    certificate of title as to A$ Notes and the Register shall be the only conclusive evidence of the ownership of A$ Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or deposited as security nor can an A$ Note be transferred by delivery of only a Note Acknowledgement.

                           7A.3     EXECUTION OF NOTE ACKNOWLEDGEMENT

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                                    Each Note Acknowledgement shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any Authorised Signatory of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Note Acknowledgement dies or otherwise ceases to be an Authorised Signatory before the Note Acknowledgement has been issued, the Trustee may nevertheless issue the Note Acknowledgement.

                           7A.4     MORE THAN ONE NOTE ACKNOWLEDGEMENT

                                    If an A$ Noteholder wishes to receive more than one Note Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the issue of a specified number of separate Note Acknowledgements. Subject to clause 4.5, the Trustee shall then cancel the original Note Acknowledgement and issue, in lieu, separate Note Acknowledgements. A fee prescribed by the Trustee (not exceeding $10 for each Note Acknowledgement) shall be paid by the A$ Noteholder to the Trustee.

                           7A.5     WORN OUT, DEFACED OR LOST NOTE
                                    ACKNOWLEDGEMENT

                                    If any Note Acknowledgement is worn out or defaced then, on production to the Trustee, the Trustee may cancel the same and may issue a new Note Acknowledgement. If any Note Acknowledgement is lost or destroyed then, on proof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Note Acknowledgement shall be given to the person entitled to such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the indemnity (if any) shall be made in the Register. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the Trustee.

                           7A.6     JOINT HOLDINGS

                                    If a single parcel of A$ Notes is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of A$ Notes shall be entitled to:

                                    (a)      be issued the relevant Note
                                             Acknowledgement and, if applicable,
                                             a Marked Note Transfer;

                                    (b)      be given any notices; and

                                    (c)      be paid any moneys due in respect
                                             of such A$ Notes.

                           7A.7     DELIVERY OF NOTE ACKNOWLEDGEMENT

                                    A Note Acknowledgement may be sent to the relevant A$ Noteholder by mail or by personal delivery to the A$ Noteholder's address appearing in the Register and the Note Acknowledgement so sent shall be at the risk of that A$ Noteholder.

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         (s)      Clause 8.5 - Authorised Investment

                  For the purposes of Clause 8.5 of the Master Trust Deed, but subject always to the right of substitution under clause 8, Authorised Investments shall not include those investments specified in paragraphs (a) and (c) of the definition of Authorised Investments in the Master Trust Deed, namely:

                  (i) Loans secured by Mortgages, those Mortgages, other Related Securities and Receivable Rights; and

                  (ii) other Receivables, Receivable Securities and Receivable Rights approved by the Manager.

         (t)      Clause 12.3(b) Sale Notice

                  For the purposes of clause 12.3(b) of the Master Trust Deed, a Sale Notice may be delivered to the Trustee by the Approved Seller on or at any time prior to the Expiry Time.

         (u)      Clause 12.5(a)(iii) - Conditions precedent to purchase

                  For the purposes of clause 12.5(a)(iii) of the Master Trust Deed, the following is a condition precedent to the giving of a Sale Notice:

                  (i) (CERTIFIED COPIES) Certified copies of the forms of each Mortgage Insurance Policy, and the forms of the Receivable Agreements, relating to the Purchased Receivables.

         (v)      Clause 12.6(a)(vii) Representations and warranties

                  For the purposes of clause 12.6(a)(vii) of the Master Trust Deed, the Approved Seller makes the following additional representations and warranties in relation to each Sale Notice.

                  (i) (ASSIGNABILITY) All consents required in relation to the assignment of the Receivables specified in the Sale Notice and the related Receivable Rights have been obtained. Those Receivables and Receivable Rights are assignable.

                  (ii) (QUALITY OF TITLE) It is the sole, legal and beneficial owner of the Receivables specified in the Sale Notice and the related Receivable Rights. Those Receivables and the related Receivable Rights, together with the interest of the Approved Seller under the Relevant Documents, are owned by it free and clear of any Security Interest (other than any Security Interest arising solely as the result of any action taken by the Trustee in connection with the Trust).

                  (iii) (ELIGIBLE RECEIVABLE) As at the relevant Cut-Off Date, each Receivable which is specified in the Sale Notice is an Eligible Receivable. In relation to any related Receivable Security that is required to be registered with any Government Agency and which is not registered at its Cut-Off Date, it will be registered.

                  (iv) (RECEIVABLE SECURITIES) Each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security is legally valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the


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                           extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

                  (v) (SET OFF) Once equitably assigned to the Trustee, no Receivable which is specified in the Sale Notice or related Receivable Right will be subject to any right of rescission, set off, counterclaim or similar defence.

                  (vi) (COMPLIANCE WITH LAWS) At the time each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into and up to and including the Closing Date, it complied in all material respects with applicable laws, including, without limitation, where the Consumer Credit Legislation applies, the Consumer Credit Legislation and the performance by the Approved Seller of its obligations in respect of each such Receivable, Receivable Security and Related Security (including without limitation, its variation, discharge, release, administration, servicing and enforcement) up to and including the Closing Date complied in all material respects with applicable laws including, without limitation, where the Consumer Credit Legislation applied, the Consumer Credit Legislation.

                  (vii) (OWNERSHIP) In relation to each Receivable Security which is specified in the Sale Notice, the relevant Obligor(s) is or are the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor(s) of the relevant Mortgaged Property.

                  (viii) (INSURANCE) Each Receivable which is specified in the Sale Notice is the subject of a Mortgage Insurance Policy from a Mortgage Insurer for the scheduled term of that Receivable for the amount of that Receivable and which is not subject to the Pool Policy. The sale of each such Receivable to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Approved Seller has not done or omitted to do anything which might prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance Policy (including the payment of any premiums due under that Mortgage Insurance Policy) to the extent that those rights relate to that Receivable or the related Receivable Rights. On transfer to the Trustee of equitable title to a Purchased Receivable:

                           (A) the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Receivable; and

                           (B) the Approved Seller will procure that the Trustee receives evidence of each Mortgage Insurer's acknowledgement of the transfer.

                  (ix) (SOLVENCY OF MORTGAGE INSURER) The Approved Seller does not have actual notice that any Mortgage Insurer under any Mortgage Insurance Policy in relation to a Receivable is insolvent or will be unable to pay a valid claim.

                  (x) (SOLVENCY OF OTHER INSURERS) The officers of the Approved Seller who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any insurer under any insurance policy (other than a Mortgage Insurer under any Mortgage Insurance Policy) in relation to a Receivable is insolvent or will be unable to pay a valid claim.

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                  (xi) (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Approved Seller in connection with the selection and offer to the Trustee of any Receivables or related Receivable Securities which is specified in the Sale Notice.

                  (xii) (NO VOID TRANSACTIONS) The assignment of the Receivables which are specified in the Sale Notice and Receivable Rights will not be held by a court to be an undervalue transfer, a fraudulent conveyance, or a voidable preference under any law relating to insolvency.

                  (xiii) (SECURITY INTEREST) The sale, transfer and assignment of the Approved Seller's interest in the Receivables which are specified in the Sale Notice and the related Receivable Rights, will not constitute a breach of any Relevant Document or the Approved Seller's obligations or a default by the Approved Seller under any Security Interest.

                  (xiv) (RELEVANT DOCUMENTS) The Approved Seller holds in its possession or control all Relevant Documents that relate to the Receivables and the related Receivable Securities which are specified in the Sale Notice necessary to register and enforce the provisions of and the security created by the relevant Receivable Securities.

                  (xv) (SOLVENCY) The Approved Seller is solvent, is able to pay its debts as and when they become due and payable and has no notice of, nor taken any steps in relation to, any application or order for its winding up or the appointment of a receiver or liquidator to it or any of its assets.

                  (xvi) (NO RESCISSION, ETC) As at the Cut-Off Date, none of the Receivables and none of the Receivable Securities which are specified in the Sale Notice were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Receivable and Receivable Security had not been released from the security of the relevant Receivable Securities.

                  (xvii) (INTEREST RATE) Except as specified in a Receivable Agreement, a Receivable Security or the Sale Notice, and subject to applicable laws, the interest rate for each such Receivable is not subject to any limitation, no consent, additional memoranda or other writing is required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to that Obligor in accordance with the terms of the relevant Receivable or Receivable Security.

                  (xviii) (COMPLIANCE WITH PROCEDURES) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into it complied in all material respects with the Approved Seller's underwriting and operations procedures, as agreed with the Manager.

                  (xix) (GOOD FAITH) Each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into by the Approved Seller in good faith.

                  (xx) (ORDINARY COURSE OF BUSINESS) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was

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                           entered into, it was not purchased by the Approved Seller but was originated in the ordinary course of the Approved Seller's business.

                  (xxi) (FIRST RANKING SECURITY) In respect of each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security, the Approved Seller has taken all reasonably necessary steps to ensure that each related Mortgage complies with the applicable legal requirements to be a first ranking Mortgage secured over land, subject to registration in due course.

                  (xxii) (NO NOTICE OF BANKRUPTCY OR WINDING UP) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into at any time prior to the Closing Date, the Approved Seller had not received any notice of any insolvency, bankruptcy or liquidation of the Obligor(s) or any guarantors or security providers (except that if a Receivable is in Arrears but complies with the Eligibility Criteria, the fact that it is in Arrears is not in and of itself notice of insolvency) or any notice that any such person did not have the legal capacity to enter into the relevant Mortgage.

                  (xxiii) (NO WAIVER, ETC) As at the Cut-Off Date, none of the Receivables and none of the Receivable Securities which is specified in the Sale Notice and no Related Security had been waived or altered, except in writing and as part of the Relevant Documents.

                  (xxiv) (INFORMATION ON RECEIVABLES) All information provided by the Approved Seller to the Trustee in connection with the Receivables, the Receivable Securities and the Related Securities was, when given, true and accurate in all material respects and not misleading or deceptive and did not omit to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading or deceptive.

                  (xxv) (NO KNOWLEDGE OF ADVERSE EVENT) As at the Cut-Off Date, the Approved Seller was not aware of any circumstance or event that may materially and adversely affect:

                           (A)      the value or enforceability of any
                                    Receivable, Receivable Security or Related
                                    Security; or

                           (B) the ability of the Approved Seller to perform its obligations under the Transaction Documents.

                  (xxvi) (FAIR CONSIDERATION) The Approved Seller regards the consideration paid for the Receivables specified in the Sale Notice as fair and equals the outstanding principal of the Receivables on the Closing Date (plus or minus $1,000).

                  (xxvii) (NO BREACH OF OBLIGATIONS) The Approved Seller is not in breach of any obligation or agreement which has had or may have a Material Adverse Effect.

                  (xxviii) (DEPOSIT ACCOUNT) If the Approved Seller has required an Obligor to establish a deposit account with it in relation to a Receivable, the Approved Seller has done so for administrative convenience only.

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                  (xxix) (WAIVER OF SET-OFF) The Approved Seller's standard form of Receivable Agreement includes a clause to the effect that the relevant Obligor waives all rights of set-off as between the Obligor and the Approved Seller.

                  (xxx) (AUSTRALIAN DOLLARS) Each Receivable is, at the Closing Date, denominated and payable only in Australian dollars in Australia.

                  (xxxi) (STAMP DUTY) The Approved Seller will pay all applicable stamp duties imposed by Queensland as a result of the initial equitable assignment by the Approved Seller to the Trustee of the Receivables specified in the Sales Notice.

         (w)      Clause 12.6(d)(ii) - Offer and acceptance

                  Clause 12.6(d)(ii) of the Master Trust Deed is amended by:

                  (i) deleting "to the satisfaction of the Manager and the Trustee" and inserting in place of those words "(if capable of remedy to the satisfaction of the Manager and the Trustee)";

                  (ii) replacing "." at the end of sub-clause (G) with "; and"; and

                  (iii)    inserting a new sub-clause (H) as follows:

                           (H) the Approved Seller shall indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis that the Trustee may sustain or incur under the Consumer Credit Legislation as a direct or indirect consequence of a breach of the Approved Seller's representation and warranty under clause 6.2(v)(vi) of the Supplementary Terms Notice, together with any relevant break costs for which the Trustee is liable in relation to the prepayment of any Hedge Agreement for the Trust.

         (x)      Clause 12.6(d)(v) - Limit on damages

                  Clause 12.6(d)(v) of the Master Trust Deed is amended by adding the following after the word "damages" in the last line:

                           except for a breach of the Approved Seller's representation and warranty under clause 6.2(h)(vi) of the Supplementary Terms Notice where, in addition, the Approved Seller will indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis the Trustee may sustain or incur under the Consumer Credit Legislation as a direct or indirect consequence of that breach.

         (y)      Clause 12.7(a)(i) - Approved Seller Undertakings

                  For the purposes of clause 12.7(a)(i) of the Master Trust Deed, the Approved Seller provides the following further undertaking:

                  (i) (MORTGAGE INSURANCE POLICY REQUIREMENTS) it will do, or refrain from doing, at the direction of the Trustee or the Manager, such acts and things as may be required under the relevant Mortgage Insurance Policy which may only be done or


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                           not done (as the case may be) by a credit provider for the purposes of the Consumer Credit Legislation.

         (z)      Clause 14.9 - Accounting for moneys received

                  Clause 14.9(a) of the Master Trust Deed shall be replaced by the following:

                           The Manager will pay to, or to an account of the Trustee, within 2 Business Days of receipt, all moneys coming into its hands belonging to the Trust or payable to the Trust.

         (aa)     Clause 14.10 - Reuters

                  The Manager may prepare and arrange for the publication by Reuters (or another customary electronic medium) of summary pool performance data for the Trust in a format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the Australian market. If it does, the Manager shall provide a copy of the report as soon as practicable after preparation to the Designated Rating Agencies. The report shall include a statement agreed between the Manager and the Trustee summarising the extent of the Trustee's liability under the Trust.

         (bb)     Clause 14.20 - Additional Covenants by Manager

                  For the purposes of clause 14.20 of the Master Trust Deed, the Manager shall also:

                  (i) (FILING) make all filings which the Manager is actually aware are required in connection with the Trust or the Assets of the Trust with any Governmental Agency in any jurisdiction;

                  (ii) (COMPLY WITH OBLIGATIONS AND LAWS) promptly comply with all other duties and obligations imposed on the Manager by the Transaction Documents in relation to the Trust and comply with all relevant material laws in the relevant jurisdiction in carrying out such duties and obligations;

                  (iii) (NOTIFICATION TO DESIGNATED RATING AGENCIES) notify the Designated Rating Agencies that a Class of Notes has been fully and finally redeemed when the aggregate Invested Amount of that Class of Notes has been reduced to zero; and

                  (iv) (STEP-UP MARGIN) if a Step-Up Margin applies to any Note under clause 4.9, not direct the Trustee to enter into or extend a Transaction under an Interest Hedge (as defined in the relevant Interest Hedge) unless the Manager is of the opinion that the amounts payable by the provider of that Interest Hedge to the Trustee in relation to the Transaction are calculated with reference to that Step-Up Margin.

         (cc)     Clause 16.1(c) - Retirement by Manager

                  Clause 16.1(c) of the Master Trust Deed shall be amended by replacing the words "fraud, negligence or wilful default" in the second last and last lines with the words "breach of contract".

         (dd)     Clause 16.4 - Voluntary Retirement

                  For the purposes of this Trust, clause 16.4 of the Master Trust Deed is amended by deleting the number "120" and replacing it with the number "90".

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         (ee) Clause 16.6 - Trustee to act as Manager if no successor appointed

                  Clause 16.6 of the Master Trust Deed shall be replaced with the following:

                  (a) When a notice is given under clause 16.4 of this Master Trust Deed, the Trustee shall be entitled to appoint some other corporation to be the Manager of the Trust on any terms the Trustee sees fit (including the amount of Manager's Fee that would be payable to the replacement Manager at market rates) provided that the terms of that appointment will not have an adverse affect on the ratings of the Notes.

                  (b) Subject to paragraph (c) below, until a replacement Manager is appointed under paragraph (a) above, the Manager must continue to act as Manager and be entitled to the Manager's Fee while so acting.

                  (c) If a replacement Manager is not appointed at the end of the period of notice specified in a notice given under clause 16.4 of this Master Trust Deed:

                           (i)      the Trustee must itself perform the
                                    obligations and functions which this Deed contemplates being performed by the Manager, until a successor Manager is appointed in accordance with this Deed and be entitled to the Manager's Fee while so acting; and

                           (ii)     the resignation of the Manager will
                                    become effective.

         (ff)     Clause 17.2

                  For the purposes of this Trust clause 17.2 of the Master Trust Deed, the following new paragraph (z) is inserted and the existing paragraph (z) becomes paragraph (aa).

                           (CLEARING SYSTEMS) to lodge Notes, or arrange for Notes to be lodged, with DTC, or a depository for DTC; and

         (gg)     Clause 18.3 - To act honestly, diligently and prudently

                  Clause 18.3 of the Master Trust Deed is amended by:

                           (A)      replacing "." at the end of paragraph
                                    (j) with "; and"; and

                           (B)      inserting a new sub-clause (k) as
                                    follows:

                                    (REMOVAL OF THE TRUSTEE'S AGENTS OR
                                    DELEGATES) as soon as practicable in any event within 45 days' notice from the Manager to do so, remove any agent or delegate of the Trustee that breaches any obligation or duty imposed on the Trustee under this Master Trust Deed or any other Transaction Document in relation to the Trust provided that the Manager reasonably believes such breach will have a Material Adverse Effect.

         (hh)     Clause 21.1 - Opening of bank accounts

                  For the purposes of this Trust, clause 21.1(d) of the Master Trust Deed is amended by:

                  (i) adding the words "other than a Collection Account" after the words "if an Account" in line 1 of that clause; and

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                  (ii)     adding the following new clause 21.1(e):

                           (e)     (CHANGE BANK ACCOUNTS) If a Collection
                                    Account is held with a Bank which ceases to be an Approved Bank then the Manager must direct the Trustee to, and the Trustee shall, as soon as practicable, and in any event, within 2 days of receipt of actual notice of that cessation;

                                    (i)     commence opening an account with an
                                            Approved Bank (the NEW COLLECTION
                                            ACCOUNT); and

                                    (ii)    commence transferring funds standing
                                            to the credit of the Collection
                                            Account to the New Collection
                                            Account,

                                    and as soon as practicable (and in any event within 5 Business Days of receipt of actual notice of that cessation) ensure that all funds standing to the credit of the Collection Account have been transferred to the New Collection Account.

                           (f) The Servicer shall do all things necessary to assist the Manager and the Trustee to comply with their obligations under this clause 21.1.

         (ii)     Clause 23.9 - No responsibility for Servicer

                  Clause 23.9 of the Master Trust Deed shall be amended by replacing the words "the fraud, negligence or wilful default of" in the second last line with the words "a breach of contract by."

         (JJ)     CLAUSE 24 - INCOME ENTITLEMENTS AND PAYMENTS

                  For the purposes of this Trust clause 24 of the Master Trust Deed is deleted and a new clause 24 inserted as follows:

                  24.      INCOME ENTITLEMENTS AND PAYMENTS

                  24.1     CASHFLOW ALLOCATION METHODOLOGY

                           Collections in relation to a Trust and other amounts credited to the Collection Account for that Trust will be allocated by the Manager on behalf of the Trustee, and paid by the Trustee, as directed by the Manager, in accordance with the Supplementary Terms Notice for that Trust.

                  24.2     INCOME OF THE TRUST

                           For each Financial Year in respect of a Trust the Manager will ascertain the following on behalf of the
                           Trustee:

                           (a) the net income of that Trust in accordance with section 95(1) of the Taxation Act (the TAX INCOME); and

                           (b) the net income of that Trust in accordance with conventional accounting principles applicable to the administration of trusts (the ACCOUNTING INCOME).

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                  24.3     INCOME ENTITLEMENT

                           Notwithstanding anything to the contrary contained in this deed, but subject to clause 24.4:

                           (a) (PRESENT ENTITLEMENT) the Residual Income Beneficiary shall, as at the end of each Financial Year for that Trust, have an absolute vested interest in, and be presently entitled to, the income of that Trust; and

                           (b) (APPLICATION OF INCOME) unless the Trustee otherwise determines, having regard to any relevant taxation or other implications for the Trustee (disregarding for these purposes any possible operation of clause 24.4) or both for any Financial Year for that Trust, for the purposes of paying, applying, distributing, setting aside or allocating any income for the benefit of the Residual Income Beneficiary in accordance with the terms of this deed in respect of that Financial Year, the income that is to be so paid, applied, distributed, set aside or allocated shall be whichever is the greater of the Tax Income or the Accounting Income for that Financial Year.

                  24.4     DISTRIBUTION OF EXCESS TAX INCOME

                           For the avoidance of doubt, in the event that the Tax Income exceeds the income of the Trust for the purposes of clause 24.3(a) for a Trust in any Financial Year for that Trust then, notwithstanding anything to the contrary in this deed, provided there is an amount to which clause 24.3(a) applies, the Manager must direct the Trustee to, and the Trustee shall, so far as possible, ensure that such excess is allocated to the Residual Income Beneficiary of that Trust for that Financial Year and shall take such action as is necessary to give effect to this clause.

                  24.5     PAYMENTS TO BENEFICIARIES

                           (a) (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The income of a Trust for a Financial Year (to the extent not previously distributed) shall, subject to clause 24.7, constitute a debt due as at the end of that Financial Year by the Trustee as trustee of the Trust to each Residual Income Beneficiary of that Trust who is entitled to the income under clause 24.3(a) and shall, subject to clause 24.7, be payable under clause 24.5(b).

                          (b) (PAYMENT) Subject to clause 24.7, the Trustee may make interim distributions of the income of a Trust to the relevant Residual Income Beneficiary in accordance with the terms of the Supplementary Terms Notice for that Trust and shall as soon as practicable after the end of a Financial Year transfer an amount representing the income of that Trust (to the extent not previously distributed) from the central bank account of that Trust to the bank accounts of each Residual Income Beneficiary of that Trust as directed by the relevant Beneficiary.

                          (c) (RESIDUAL CAPITAL) On the termination of a Trust, the surplus capital of that Trust remaining after satisfaction by the Trustee of all its obligations

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                                    in respect of that Trust shall be paid to the Residual Income Beneficiary of that Trust in accordance with the terms of the Supplementary Terms Notice for that Trust.

                  24.6    APPLICATION OF TRUST INCOME

                          (a) If by the last day of any Financial Year for a Trust (the LAST DAY) the Trustee has not effectively dealt with the whole of the income of that Trust for that Financial Year by paying, applying or distributing it, or by setting it aside, then the income not so paid, applied, distributed or set aside shall be deemed to have been irrevocably applied and set aside on the Last Day by the Trustee on behalf of, and shall be held by the Trustee on and from the Last Day upon trust absolutely for, the Residual Income Beneficiary of that Trust in accordance with their entitlement to income under this deed (including, for these purposes, the allocation of excess Tax Income (if any) pursuant to clause 24.4).

                          (b) If the Trustee fails to effectively allocate any excess to a Residual Income Beneficiary in accordance with clause 24.4, then such excess shall vest or be deemed to be vested in that Residual Income Beneficiary.

                          (c) For the purposes of this clause 24.6 references to income of that Trust for any Financial Year shall be to the greater of the Tax Income or the Accounting Income for that Financial Year.

                  24.7    SUBORDINATION OF RESIDUAL INCOME BENEFICIARY
                          ENTITLEMENTS

                          (a) No moneys may be paid out of a Trust during a Financial Year to a Residual Income Beneficiary under clause 24.5, whilst there is any amount due, but unpaid, which is in accordance with clause 24.1 to be paid in priority to those amounts and before the Trustee is satisfied, after consulting with the Manager, that sufficient allowance has been made for those priority amounts in relation to that Trust, accruing during that Financial Year. To the extent that there is an amount payable under clause 24.1 which is to be paid in priority to the amounts payable to a Residual Income Beneficiary, that Residual Income Beneficiary directs the Trustee to meet the amount payable under clause 24.1 as an application of that Residual Income Beneficiary's entitlement to the income of that Trust.

                          (b) Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Trust to a Residual Income Beneficiary during a Financial Year, that amount may not be recovered from that Residual Income Beneficiary for any reason or by any person except to the extent that the amount was paid in error or as otherwise required by the relevant Supplementary Terms Notice.

                  24.8    INSUFFICIENT MONEYS

                          If after the application of the provisions of clauses
                          24.1 and 24.3 there is insufficient money available to the Trustee in respect of a Trust to pay the full


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                          amount due to Noteholders for that Trust, the deficiency shall, subject to the Supplementary Terms Notice for the Notes or any Class of Notes issued in relation to that Trust, be borne by the Noteholders in the manner set out in the relevant Supplementary Terms Notice.

                  24.9    MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

                          Without limiting its other obligations under this deed, the Manager, in exercising its powers and carrying out its duties in accordance with this deed, must, to the extent possible, ensure that the Trustee complies with its obligations under clauses 24.3(b) and 24.4.

         (kk)     Clause 28 - Asset Register

                  For the purposes of this Trust clause 28 of the Master Trust Deed is deleted and a new clause 28 inserted as follows:

                  28.     THE REGISTER

                          28.1      DETAILS TO BE KEPT ON REGISTER

                                    The Trustee shall keep or cause to be kept a register with respect to the Trust, on which shall be entered:

                                    (a)      the following information relating
                                             to the Trust:

                                             (i)      (NAME) the name of the
                                                      Trust;

                                             (ii)     (CREATION) the date of the
                                                      creation of the Trust;

                                    (b)      the following information relating
                                             to each A$ Note issued in relation
                                             to the Trust:

                                             (iii)    (CLASS) the Class of that
                                                      A$ Note;

                                             (iv)     (NOTE ISSUE DATES) its
                                                      Note Issue Date;

                                             (v)      (INITIAL INVESTED AMOUNT)
                                                      the total Initial Invested
                                                      Amount of all A$ Notes of
                                                      the same Class and the
                                                      total Initial Invested
                                                      Amount of all A$ Notes;

                                             (vi)     (INVESTED AMOUNT) its
                                                      Invested Amount from time
                                                      to time;

                                             (vii)    (STATED AMOUNT) its Stated
                                                      Amount from time to time;

                                             (viii)   (SUPPLEMENTARY TERMS)
                                                      details of any
                                                      supplementary terms
                                                      applicable to it;

                                             (ix)     (DATE OF ENTRY) the date
                                                      on which a person was
                                                      entered as the holder of
                                                      that A$ Note;

                                             (x)      (DATE OF CESSATION) the
                                                      date on which a person
                                                      ceased to be a holder of
                                                      that A$ Note;

                                             (xi)     (DETAILS) where
                                                      applicable, Payment Dates,
                                                      Principal Amortisation
                                                      Dates, Maturity Dates and
                                                      Margin on that A$ Note;
                                                      and

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                                             (xii)    (PAYMENTS) a record of
                                                      each payment made in
                                                      respect of that A$ Note,
                                                      and

                                    (c)      the following information relating
                                             to each A$ Noteholder:

                                             (xiii)   (DETAILS OF NOTEHOLDERS)
                                                      that A$ Noteholder's name
                                                      and address;

                                             (xiv)    (NUMBER OF A$ NOTES) the
                                                      number of A$ Notes in each
                                                      Class held by that A$
                                                      Noteholder;

                                             (A)      (NOTE ACKNOWLEDGEMENT) the
                                                      serial number of each Note
                                                      Acknowledgement issued to
                                                      that A$ Noteholder and the
                                                      number and Class of the A$
                                                      Notes to which that Note
                                                      Acknowledgement relates;

                                             (B)      (ACCOUNT) the account to
                                                      which any payments due to
                                                      that A$ Noteholder are to
                                                      be made (if applicable);

                                             (C)      (TAX FILE NUMBER) a record
                                                      of whether the Trustee has
                                                      or has not received the
                                                      tax file number (TFN), ABN
                                                      or reason for TFN
                                                      exemption, in respect of
                                                      that A$ Noteholder; and

                                    (d)      (ADDITIONAL INFORMATION)
                                             such other information as:

                                             (i)      is required by the
                                                      Supplementary Terms
                                                      Notice;

                                             (ii)     the Trustee considers
                                                      necessary or desirable; or

                                             (iii)    the Manager reasonably
                                                      requires.

                          28.2      ASSET REGISTER

                                    The Trustee shall keep or cause to be kept an asset register with respect to the Trust, in which shall be entered the Authorised Investments and other Assets of the Trust (other than Purchased Receivables and the related Receivable Rights) entered into the relevant asset register on an individual basis.

                          28.3      PLACE OF KEEPING REGISTER, COPIES AND ACCESS

                                    The Register shall be:

                                    (a)      (PLACE KEPT) kept at the Trustee's
                                             principal office in Sydney or at
                                             such place as the Trustee and the
                                             Manager may agree;

                                    (b)      (ACCESS TO MANAGER AND AUDITOR)
                                             open to the Manager and the Auditor
                                             of the Trust to which it relates to
                                             inspect during normal business
                                             hours;

                                    (c)      (INSPECTION BY A$ NOTEHOLDERS) open
                                             for inspection by A$ Noteholders
                                             during normal business hours but
                                             only in respect of information
                                             relating to that A$ Noteholder or
                                             the Class of A$ Notes in respect of
                                             which that A$ Noteholder is a
                                             Noteholder; and

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                                    (d)      (NOT FOR COPYING) unavailable to be
                                             copied by any person (other than
                                             the Manager) except in compliance
                                             with such terms and conditions (if
                                             any) as the Manager and Trustee in
                                             their absolute discretion nominate
                                             from time to time.

                          28.4      DETAILS ON REGISTER CONCLUSIVE

                                    (a)      (RELIANCE ON REGISTER) The Trustee
                                             shall be entitled to rely on the
                                             Register in clause 28.1 as being a
                                             correct, complete and conclusive
                                             record of the matters set out in it
                                             at any time and whether or not the
                                             information shown in the Register
                                             is inconsistent with any other
                                             document, matter or thing.

                                    (b)      (NO TRUSTS ETC) The Trustee shall
                                             not be obliged to enter on the
                                             Register notice of any trust,
                                             Security Interest or other interest
                                             whatsoever in respect of any Note
                                             and the Trustee shall be entitled
                                             to recognise person named in the
                                             Register as the A$ Noteholder and
                                             the absolute owner of relevant A$
                                             Notes and the Trustee shall not be
                                             bound or affected by any trust
                                             affecting the ownership of any A$
                                             Note unless ordered by a court or
                                             required by statute.

                                    (c)      (REGISTER NOT TO BE SIGNED) The
                                             Trustee shall ensure that it does
                                             not sign or otherwise execute any
                                             entry in a Register.

                          28.5     CLOSING OF REGISTER

                                   The Trustee may:

                                    (a)      without prior notice to any
                                             Noteholder close the Register
                                             established under clause 28.1:

                                             (i)    in relation to all A$ Notes,
                                                    each period from the close
                                                    of business (Sydney time) on
                                                    the Business Day preceding
                                                    each Payment Date in respect
                                                    of such A$ Notes to close of
                                                    business on that Payment
                                                    Date; or

                                            (ii)    when required for the
                                                    Auditor to conduct any audit
                                                    in relation to the Trust;
                                                    or

                                    (b)      with prior notice to each A$
                                             Noteholder, close the Register for
                                             other periods not exceeding 30 days
                                             (or, subject to the Corporations
                                             Act 2001 (Cth), such other period
                                             of time as agreed between the
                                             Trustee and the Manager, with the
                                             approval of an Extraordinary
                                             Resolution of the relevant Class of
                                             A$ Noteholders), in aggregate, in
                                             any calendar year.

                          28.6      ALTERATION OF DETAILS ON REGISTER

                                    On the Trustee being notified of any change of name or address or payment or other details of any A$ Noteholder by that A$ Noteholder, the Trustee shall alter the Register accordingly, as soon as reasonably

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                                    practicable (and in any event within 5
                                    Business Days of receipt of that notice).

                          28.7      CERTIFICATION OF REGISTER

                                    If:

                                    (a)      an entry is omitted from the
                                             Register;

                                    (b)      an entry is made in the Register
                                             otherwise than in accordance with
                                             the Master Trust Deed or this
                                             Supplementary Terms Notice;

                                    (c)      an entry wrongly exists in the
                                             Register;

                                    (d)      there is an error, omission,
                                             misdescription or defect in any
                                             entry in the Register; or

                                    (e)      default is made or unnecessary
                                             delay takes place in entering in
                                             the Register that any person has
                                             ceased to be the holder of any A$
                                             Notes,

                                    the Trustee shall rectify the same upon
                                    becoming aware of it.

                          28.8      CORRECTNESS OF REGISTER

                                    Neither the Manager nor the Trustee shall be liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or breach of trust.

                          28.9      MANAGER MUST PROVIDE INFORMATION

                                    The Manager must provide the Trustee and any person appointed in accordance with clause
                                    28.10 with such information as the Trustee or that other person may reasonably require to maintain the Register.

                          28.10     THIRD PARTY REGISTRAR

                                    The Trustee may cause the Register to be maintained by a third party on its behalf and require that person to discharge the Trustee's obligations under the Master Trust Deed and this Supplementary Terms Notice in relation to the Register.

         (ll)     Clause 29 - Meetings of Noteholders

                  For the purposes of the Trust, clause 29 of the Master Trust Deed is deleted and a new clause 29 inserted as follows:

                           29.1     CLASS A NOTEHOLDERS

                                    (a)      Any proposal requiring the consent
                                             of Class A Noteholders will be
                                             determined in accordance with the
                                             Note Trust Deed.

                                    (b)      The provisions of this clause 29,
                                             other than this clause 29.1, shall
                                             not apply to CLASS A NOTES.

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                           29.2     CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

                                    (a)      The Trustee or the Manager may at
                                             any time convene a meeting of the
                                             A$ Noteholders or of a Class or
                                             Classes of A$ Noteholders.

                                    (b)      A$ Noteholders, who together hold
                                             A$ Notes with an aggregate Invested
                                             Amount of not less than 20% of the
                                             total Invested Amounts of all A$
                                             Notes in the relevant Class or
                                             Classes or Notes, may at any time
                                             convene a meeting of the relevant
                                             Class or Classes of A$ Noteholders
                                             (as the case may be).

                           29.3     NOTICE OF MEETINGS

                                    (a)      (PERIOD OF NOTICE) Subject to
                                             clause 29.3(b) at least 7 days'
                                             notice (inclusive of the day on
                                             which the notice is given and of
                                             the day on which the meeting is
                                             held) of a meeting of a Class or
                                             Classes of A$ Noteholders (as the
                                             case may be) shall be given to all
                                             A$ Noteholders in the relevant
                                             Class or Classes of A$ Noteholders.

                                    (b)      (SHORT NOTICE) Notwithstanding
                                             clause 29.3(a), if it is so agreed
                                             by a majority in number of the
                                             Class or Classes of A$ Noteholders
                                             (as the case may be) (as the case
                                             may be) having the right to attend
                                             and vote at a meeting, being a
                                             majority that together hold at
                                             least 95% of the then outstanding
                                             A$ Notes in the relevant Class or
                                             Classes of A$ Notes, a resolution
                                             may be proposed and passed at a
                                             meeting of which less than 7 days'
                                             notice has been given.

                                    (c)      (FAILURE TO GIVE NOTICE) The
                                             accidental omission to give notice
                                             to or the non-receipt of notice by
                                             a Noteholder shall not invalidate
                                             the proceedings at any meeting.

                                    (d)      (COPIES) A copy of a notice
                                             convening a meeting shall be given
                                             by the Trustee or the Manager
                                             (whichever is convening the
                                             meeting) to the other, and also to
                                             the Residual Income Beneficiary and
                                             the Designated Rating Agencies.
                                             Failure to give such a notice in
                                             accordance with this clause shall
                                             invalidate the meeting unless the
                                             party who has not received the
                                             notice waives the invalidation.

                                    (e)      (METHOD OF GIVING NOTICE) Notice of
                                             a meeting shall be given in the
                                             manner provided in this deed.

                                    (f)      (CONTENTS OF A NOTICE) Notice of a
                                             meeting of any Class or Classes of
                                             A$ Noteholders shall specify:

                                             (i)      (TIME ETC) the day, time
                                                      and place of the proposed
                                                      meeting;

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                                             (ii)     (AGENDA) the agenda of the
                                                      business to be transacted
                                                      at the meeting;

                                             (iii)    (PROPOSED RESOLUTION) the
                                                      terms of any proposed
                                                      resolution;

                                             (iv)     (CLOSING OF REGISTER) that
                                                      the persons appointed to
                                                      maintain the relevant
                                                      Register, for the purpose
                                                      of determining those
                                                      entitled to attend, may
                                                      not register any Note
                                                      Transfer relating to A$
                                                      Notes in the relevant
                                                      Class or Classes for the
                                                      period of 2 Business Days
                                                      prior to the meeting;

                                             (v)      (APPOINTMENT OF PROXIES)
                                                      that appointments of
                                                      proxies must be lodged no
                                                      later than 24 hours prior
                                                      to the time fixed for the
                                                      meeting; and

                                                      (ADDITIONAL INFORMATION)
                                                      such additional
                                                      information as the person
                                                      giving the notice thinks
                                                      fit.

                           29.4     CHAIRPERSON

                                    The Trustee may nominate a person to be
                                    chairperson of a meeting which has been
                                    convened by the Trustee or the Manager. The chairperson need not be an A$ Noteholder and may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the relevant Class or Classes of A$ Noteholders (as the case may be) present may choose an A$ Noteholder to be the chairperson.

                           29.5     QUORUM

                                    At any meeting any two or more persons
                                    present in person being either of the
                                    relevant Class or Classes of A$ Noteholders
                                    (as the case may be) or a Representative, holding or representing, A$ Notes in the relevant Class, with an aggregate Invested Amount of not less than 75% of the Invested Amounts of all A$ Notes outstanding in that Class shall form a quorum for the transaction of business and no business (other than the choosing of a chairperson) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

                           29.6     ADJOURNMENT

                                    (a)      (QUORUM NOT PRESENT) If within 15
                                             minutes from the time appointed for
                                             any meeting a quorum is not
                                             present, the meeting shall stand
                                             adjourned (unless the Trustee
                                             agrees that it be dissolved) for
                                             such period, not being less than 7
                                             days nor more than 42 days, as may
                                             be appointed by the chairperson. At
                                             such adjourned meeting two or more
                                             persons present in person being
                                             either of the relevant Class or
                                             Classes of A$ Noteholders (as the
                                             case may be) or a Representative,
                                             holding or representing, A$ Notes
                                             in the relevant Class, with an
                                             aggregate Invested Amount of not
                                             less than 50% of the Invested
                                             Amounts of all A$ Notes

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                                             outstanding in that Class shall
                                             form a quorum and shall have the
                                             power to pass any resolution and to
                                             decide on all matters which could
                                             properly have been dealt with at
                                             the meetings from which the
                                             adjournment took place had a quorum
                                             been present at such meeting.

                                    (b)      (ADJOURNMENT OF MEETING) The
                                             chairperson may with the consent of
                                             (and shall if directed by) any
                                             meeting adjourn the same from time
                                             to time and from place to place but
                                             no business shall be transacted at
                                             any adjourned meeting except
                                             business which might lawfully have
                                             been transacted at the meeting from
                                             which the adjournment took place.

                                    (c)      (NOTICE OF ADJOURNED MEETING) At
                                             least 5 days' notice of any meeting
                                             adjourned through want of a quorum
                                             shall be given in the same manner
                                             as for the original meeting and
                                             such notice shall state the quorum
                                             required at such adjourned meeting.
                                             It shall not, however, otherwise be
                                             necessary to give any notice of an
                                             adjourned meeting.

                           29.7    VOTING PROCEDURE

                                    (a)      (SHOW OF HANDS) Every resolution
                                             submitted to a meeting shall be
                                             decided in the first instance by a
                                             show of hands and, in case of
                                             equality of votes, the chairperson
                                             shall both on a show of hands and
                                             on a poll have a casting vote in
                                             addition to the vote or votes (if
                                             any) to which he or she may be
                                             entitled as an A$ Noteholder or as
                                             a Representative.

                                    (b)      (DECLARATION) At any meeting,
                                             unless a poll is (before or on the
                                             declaration of the result of the
                                             show of hands) demanded, a
                                             declaration by the chairperson that
                                             a resolution has been carried by a
                                             particular majority or lost or not
                                             carried by any particular majority
                                             is conclusive evidence of the fact
                                             without proof of the number or
                                             proportion of the votes recorded in
                                             favour of or against such
                                             resolution.

                                    (c)      (POLL) If at any meeting a poll is
                                             demanded by the chairperson, the
                                             Trustee or the Manager or by one or
                                             more persons being either of the
                                             relevant Class or Classes of A$
                                             Noteholders (as the case may be) or
                                             a Representative, holding or
                                             representing, A$ Notes in the
                                             relevant Class, with an aggregate
                                             Invested Amount of not less than 2%
                                             of the Invested Amounts of all A$
                                             Notes outstanding in that Class, it
                                             shall be taken in such manner and
                                             (subject to this clause) either at
                                             once or after such an adjournment
                                             as the chairperson directs and the
                                             result of such poll shall be deemed
                                             to be the resolution of the meeting
                                             at which the poll was demanded as
                                             at the date of the taking of the
                                             poll. The demand for a poll shall
                                             not prevent the continuance of the

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                                             meeting for the transaction of any
                                             business other than the question on
                                             which the poll has been demanded.
                                             The demand for a poll may be
                                             withdrawn.

                                    (d)      (NO ADJOURNMENT) Any poll demanded
                                             at any meeting on the election of a
                                             chairperson or on any question of
                                             adjournment shall be taken at the
                                             meeting without adjournment.

                                    (e)      (VOTES) Subject to clause 29.7(a),
                                             at any meeting:

                                             (i)      on a show of hands, every
                                                      person present being an A$
                                                      Noteholder in respect of
                                                      the relevant Class or
                                                      Classes of A$ Notes
                                                      holding, or being a
                                                      Representative holding or
                                                      representing, then
                                                      outstanding $A Notes of
                                                      the relevant Class or
                                                      Classes (as the case may
                                                      be) shall have one vote;
                                                      and

                                             (ii)     on a poll, every person
                                                      present shall have one
                                                      vote for each $A Note of
                                                      the relevant Class or
                                                      Classes (as the case may
                                                      be) then outstanding that
                                                      he or she holds or in
                                                      respect of which he or she
                                                      is a Representative as
                                                      stated in the relevant
                                                      Register at the date the
                                                      notices are dispatched to
                                                      the relevant A$
                                                      Noteholders for the
                                                      meeting.

                                             Any person entitled to more than
                                             one vote need not use all his or
                                             her votes or cast all his or her
                                             votes to which he or she is
                                             entitled in the same way.

                           29.8     RIGHT TO ATTEND AND SPEAK

                                    The Trustee, the Manager and the relevant
                                    Residual Income Beneficiary (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the A$ Noteholders or any Class (as the case may be). No person shall otherwise be entitled to attend or vote at any meeting of the A$ Noteholders or any Class (as the case may be) unless he or she holds outstanding A$ Notes of the relevant Class or is a Representative holding , or representing the holder of, A$ Notes of the relevant Class.

                           29.9     APPOINTMENT OF PROXIES

                                    (a)      (REQUIREMENTS) Each instrument
                                             appointing a proxy shall be in
                                             writing and, together (if so
                                             required by the Trustee) with proof
                                             satisfactory to the Trustee of its
                                             due execution, shall be deposited
                                             at the registered office of the
                                             Trustee or at such other place as
                                             the Trustee shall designate or
                                             approve not less than 24 hours
                                             before the time appointed for
                                             holding the meeting or adjourned
                                             meeting at which the named proxy
                                             proposes to vote and in default,
                                             the instrument or proxy shall be
                                             treated as invalid unless the
                                             chairperson of the meeting decides
                                             otherwise before


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                                             such meeting or adjourned meeting
                                             proceeds to business. A notarially
                                             certified copy proof (if
                                             applicable) of due execution shall
                                             if required by the Trustee be
                                             produced by the proxy at the
                                             meeting or adjourned meeting but
                                             the Trustee shall not be obliged
                                             to investigate or be concerned with
                                             the validity of the instrument, or
                                             the authority of, the proxy named
                                             in any such instrument. Any person
                                             may act as a proxy whether or not
                                             that person is an A$ Noteholder.

                                    (b)      (PROXY REMAINS VALID) Any vote
                                             given in accordance with the terms
                                             of an instrument of proxy
                                             conforming with clause 29.9(a)
                                             shall be valid notwithstanding the
                                             previous death or insanity of the
                                             principal, revocation or amendment
                                             of the proxy or of any of the A$
                                             Noteholder's instructions under
                                             which it was executed, so long as
                                             no intimation in writing of such
                                             death, insanity, revocation or
                                             amendment is received by the
                                             Trustee at its registered office or
                                             by the chairperson of the meeting
                                             in each case not less than 24 hours
                                             before the commencement of the
                                             meeting or adjourned meeting at
                                             which the proxy is used.

                           29.10    CORPORATE REPRESENTATIVES

                                    A person authorised under section 250D of the Corporations Act 2001 (Cth), by an A$ Noteholder being a body corporate, to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual A$ Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

                           29.11    RIGHTS OF REPRESENTATIVES

                                    A Representative of an A$ Noteholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for that A$ Noteholder. The Trustee, the Manager and any officer of the Trustee and the Manager may be appointed a Representative.

                           29.12    POWERS OF A MEETING OF A$ NOTEHOLDERS

                                    (a)      (POWERS) Subject to the Security
                                             Trust Deed (and in particular any
                                             power of the Note Trustee to
                                             override the decisions of either or
                                             both of the Class B Noteholders and
                                             the Class C Noteholders), a meeting
                                             of all or any Class A$ Noteholders
                                             shall, without prejudice to any
                                             rights or powers conferred on


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                                             other persons by the Transaction
                                             Documents, only have power to do
                                             the following exercisable by
                                             Extraordinary Resolution:

                                             (i)      to sanction any action
                                                      that the Trustee, the
                                                      Manager or the relevant
                                                      Servicer proposes to take
                                                      to enforce the provisions
                                                      of any Transaction
                                                      Document;

                                             (ii)     to sanction any proposal
                                                      by the Manager, the
                                                      Trustee or the relevant
                                                      Servicer for any
                                                      modification, abrogation,
                                                      variation or compromise
                                                      of, or arrangement in
                                                      respect of, the rights of
                                                      the relevant Class or
                                                      Classes of A$ Noteholders
                                                      against the Trustee, the
                                                      Manager, an Approved
                                                      Seller or the relevant
                                                      Servicer whether such
                                                      rights arise under any
                                                      Transaction Document or
                                                      otherwise;

                                             (iii)    to sanction the exchange
                                                      or substitution of the
                                                      relevant Class or Classes
                                                      of A$ Notes for, or the
                                                      conversion of the relevant
                                                      Class or Classes of A$
                                                      Notes into, other
                                                      obligations or securities
                                                      of the Trustee or any
                                                      other body corporate
                                                      formed or to be formed;

                                             (iv)     under clause 33.2 of the
                                                      Master Trust Deed, to
                                                      consent to any alteration,
                                                      addition or modification
                                                      of any Transaction
                                                      Document which shall be
                                                      proposed by the Trustee or
                                                      the Manager;

                                             (v)      to discharge or exonerate
                                                      the Trustee, the Manager,
                                                      an Approved Seller or the
                                                      relevant Servicer from any
                                                      liability in respect of
                                                      any act or omission for
                                                      which it may become
                                                      responsible under any
                                                      Transaction Document;

                                             (vi)     to authorise the Trustee,
                                                      the Manager, the relevant
                                                      Servicer or any other
                                                      person to concur in and
                                                      execute and do all such
                                                      documents, acts and things
                                                      as may be necessary to
                                                      carry out and give effect
                                                      to any Extraordinary
                                                      Resolution; and

                                             (vii)    to exercise any other
                                                      power expressly granted
                                                      under the Supplementary
                                                      Terms Notice.

                           (b) (NO POWER) No meeting of the Class A$ Noteholders shall have power to, nor shall any resolution submitted to the meeting propose or have the effect of:

                                             (i)      removing the Servicer or
                                                      the Manager from office;

                                             (ii)     interfering with the
                                                      management of the Trust;

                                             (iii)    winding up or terminating
                                                      the Trust (except as
                                                      contemplated by clause
                                                      29.12(a)(vii));

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                                             (iv)     altering the Authorised
                                                      Investments of the Trust;

                                             (v)      amending any Transaction
                                                      Document (except as
                                                      contemplated by clause
                                                      29.12(a)); or

                                             (vi)     altering the Interest
                                                      Payment Dates, Principal
                                                      Payment Dates, Interest,
                                                      Principal Entitlements or
                                                      the other terms of the
                                                      Supplementary Terms Notice
                                                      (subject to clause
                                                      29.12(a)(iii)).

                                    29.13    EXTRAORDINARY RESOLUTION BINDING ON
                                             A$ NOTEHOLDERS

                                    An Extraordinary Resolution passed at a
                                    meeting of any Class or Classes of A$
                                    Noteholders duly convened and held in
                                    accordance with this deed shall be binding on all of the relevant Class or Classes of A$ Noteholders whether or not present at such meeting. Each such A$ Noteholder, the Trustee and the Manager shall be bound to give effect to that resolution accordingly.

                           29.14    MINUTES AND RECORDS

                                    Minutes of all resolutions and proceedings at every meeting of any Class of A$ Noteholders shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes purporting to be signed by the chairperson of the meeting at which such resolutions were passed or proceedings transacted or by the chairperson of the next succeeding meeting of that Class of A$ Noteholders shall be conclusive evidence of those matters and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

                           29.15    WRITTEN RESOLUTIONS

                                    Notwithstanding the preceding provisions of this clause 29, a resolution of a Class or Classes of A$ Noteholders (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

                                    (a)      in the case of a resolution
                                             (including an Extraordinary
                                             Resolution) of the relevant Class
                                             or Classes of A$ Noteholders (as
                                             the case may be), been signed by
                                             all of the A$ Noteholders in the
                                             relevant Class or Classes of Class
                                             A$ Noteholders; and

                                    (b)      any such instrument shall be
                                             effective on presentation to the
                                             Trustee for entry in the records
                                             referred to in clause 29.14.

                           29.16    FURTHER PROCEDURES FOR MEETINGS

                                    Subject to all other provisions contained in this deed, the Trustee may, without the consent of any A$ Noteholders, prescribe such further regulations regarding the holding of any meetings of any or all Classes of


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                                    A$ Noteholders and attendance and voting at such meetings as the Trustee may, with the agreement of the Manager, determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee thinks reasonable:

                                    (a)      (ENTITLEMENT TO VOTE) so as to
                                             satisfy itself that persons who
                                             purport to attend or vote at any
                                             meeting of any A$ Noteholders are
                                             entitled to do so in accordance
                                             with this deed; and

                                    (b)      (FORMS OF REPRESENTATIVE) as to the
                                             form of appointment of a
                                             Representative,

                                    but the Trustee may not decrease the
                                    percentage of a Class or Classes of A$
                                    Noteholders required to pass an
                                    Extraordinary Resolution or an ordinary
                                    resolution.

         (mm)     Clause 30.13

                  For the purpose of the Trust, in clause 30.13, a new paragraph
                  (g) is inserted as follows:

                           (g)      The Trustee will not be regarded as
                                    negligent or in breach of trust to the
                                    extent to which it accepts and relies on an opinion, advice or letter from a professional adviser (legal, financial, audit or otherwise) which contains a dollar amount limitation on that professional adviser's liability.

         (nn)     Clause 30.15

                  (i) For the purpose of the Trust, clause 30.15 is amended by deleting each reference to "Civil Penalty Payments" and replacing it with the words "Penalty Payments"

                  (ii) For the purpose of the Trust, in clause 30.15(f) a new sub paragraph (v) is inserted as follows:

                                    (v)      the amount of any criminal penalty
                                             which the Trustee is ordered to pay
                                             under the Consumer Credit
                                             Legislation.

         (oo)     Clause 32 - Payments Generally

                  For the purpose of the Trust clause 32 is amended as follows:

                  (i) Clause 32.1 of the Master Trust Deed is deleted and replaced with the following.

                           32.1     PAYMENTS TO NOTEHOLDERS

                           (a) Any payment made by or on behalf of the Trustee in respect of any Class A Note shall be made in accordance with the relevant Supplementary Terms Notice, the relevant Note Trust Deed and the relevant Agency Agreement;

                           (b) Any payment made by or on behalf of the Trustee in respect of any A$ Note shall be made to the person whose name is, on the Record Date, entered in the Register as the holder of the relevant A$ Note (or in the case of joint A$ Noteholders, to the person whose name first appears in the Register).

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                  (ii) Clause 32.2 of the Master Trust Deed is deleted and replaced with the following.

                           32.2     MANAGER TO ARRANGE PAYMENTS

                                    The Trustee will:

                                    (a)      prepare or cause to be prepared all
                                             cheques which are to be issued to
                                             A$ Noteholders and to Beneficiaries
                                             and stamp the same as required by
                                             law; or

                                    (b)      otherwise arrange payments under
                                             clause 32.7.

                                    The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

                  (iii) Clause 32.4 of the Master Trust Deed is deleted and replaced with the following.

                           32.4     PAYMENT GOOD DISCHARGE

                                    There is a full satisfaction of the moneys payable under an A$ Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that A$ Note, when the cheque is despatched by post in accordance with clause 32.2(a) or, if not posted, delivered to the A$ Noteholder or as directed by the A$ Noteholder. None of the Trustee, the Manager or the Servicer shall be responsible for any moneys which are not credited to the bank account of an A$ Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 32.7(c).

                                    There is a full satisfaction of the moneys payable under a Class A Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that Class A Note, when so provided under the Note Trust Deed.

                  (iv) Clause 32.6 of the Master Trust Deed is deleted and replaced with the following.

                  (I)      32.6     TAXATION

                                    (a)      (NET PAYMENTS) Subject to this
                                             clause, payments in respect of the
                                             Notes shall be made free and clear
                                             of, and without deduction for, or
                                             by reference to, any present or
                                             future Taxes of any Australian
                                             Jurisdiction unless required by
                                             law.

                                    (b)      (INTEREST WITHHOLDING TAX - A$
                                             NOTES) All payments in respect of
                                             the A$ Notes will be made without
                                             withholding or deduction for, or on
                                             account of, any present or future
                                             taxes, duties or charges of
                                             whatsoever nature unless the
                                             Trustee or any person making
                                             payments on behalf of the Trustee
                                             is required by applicable law to
                                             make any such payment in respect of
                                             the A$ Notes subject to any
                                             withholding or deduction for, or on
                                             account of, any present or future
                                             taxes, duties or charges of
                                             whatever nature. In the event the
                                             Trustee or the person making
                                             payments on behalf of the Trustee
                                             (as the case may be) makes such
                                             payment after such withholding or
                                             deduction has been made, the

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                                             Trustee or the person making such
                                             payments on behalf of the Trustee
                                             (as the case may be) shall account
                                             to the relevant authorities for the
                                             amount so required to be withheld
                                             or deducted and neither the Trustee
                                             nor any person making payments on
                                             behalf of the Trustee( as the case
                                             may be) will be obliged to make any
                                             additional payments to A$
                                             Noteholders in respect of that
                                             withholding or deduction.

                                    (c)      (INTEREST WITHHOLDING TAX - CLASS A
                                             NOTES) Payments on CLASS A NOTES by
                                             or on behalf of the Trustee will be
                                             made subject to deduction for any
                                             Interest Withholding Tax and all
                                             other withholdings and deductions
                                             referred to in Condition 7. In the
                                             event the Trustee or the person
                                             making payments on behalf of the
                                             Trustee (as the case may be) makes
                                             such payment after such withholding
                                             or deduction has been made, the
                                             Trustee or the person making such
                                             payments on behalf of the Trustee
                                             (as the case may be) shall account
                                             to the relevant authorities for the
                                             amount so required to be withheld
                                             or deducted and neither the Trustee
                                             nor any person making payments on
                                             behalf of the Trustee( as the case
                                             may be) will be obliged to make any
                                             additional payments to Class A
                                             Noteholders in respect of that
                                             withholding or deduction.

                                             The interest payments on the Notes
                                             will not be subject to TFN
                                             withholding as the Notes will not
                                             be "Part VA Investments".

                  (v) A new Clause 32.7 is inserted into the Master Trust Deed as follows.

                           32.7     PAYMENT METHODS - A$ NOTES

                                    Any moneys payable by the Trustee, the
                                    Manager or the Servicer to an A$ Noteholder
                                    or to a Beneficiary under this Master Trust
                                    Deed and the relevant Supplementary Terms
                                    Notice shall be paid by the Trustee in
                                    Sydney or if the Trustee elects may be paid
                                    by:

                                    (a)      (CHEQUE) crossed not negotiable
                                             cheque in favour of the A$
                                             Noteholder or the Beneficiary (as
                                             the case may be) and despatched by
                                             post to the address of the A$
                                             Noteholder shown in the Register on
                                             the Record Date or to the address
                                             of the Beneficiary for the purposes
                                             of clause 31;

                                    (b)      (ELECTRONIC TRANSFER) electronic
                                             transfer through Austraclear;

                                    (c)      (DIRECT PAYMENT) by direct transfer
                                             to a designated account of the A$
                                             Noteholder or the Beneficiary held
                                             with a bank or other financial
                                             institution in Australia; or

                                    (d)      (OTHER AGREED MANNER) any other
                                             manner specified by the A$
                                             Noteholder or the Beneficiary (as
                                             the case may be) and agreed to by
                                             the Manager and the Trustee.

         (pp)     Clause 33.14

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                  For the purposes of clause 30.12 of the Master Trust Deed, insert a new paragraph (j) as follows and renumber the existing paragraph (j) as paragraph (k):

                           (j) (FOR ACTS OF NOTE REGISTRAR) for any act, omission or default of any Note Registrar appointed under the relevant Agency Agreement or Note Trust Deed, in relation to its duties and obligations under the relevant Agency Agreement or Note Trust Deed, except where the Note Registrar is the Trustee.

6.3      AMENDMENTS TO THE SERVICING AGREEMENT

         The Servicing Agreement is amended for the purpose of the Trust as follows:

         (a) Clause 5.2(a) is amended by replacing the words "on the Remittance Date for that Collection Period" with the words "on or before the expiration of five (5) Business Days from receipt by the Servicer".

         (b) Clause 5.2(b)(ii) is amended by replacing the words "five Business Days following receipt by the Servicer" with the words "immediately upon receipt by the Servicer".

         (c) Clause 7.3(a) is amended by replacing the number "120" with the number "90".

6.4      CLAUSE 6.14

         For the purposes of clause 6.14 of the Master Trust Deed, all references to Notes in that clause shall be references only to Class A Notes.

7.       CALL AND TAX REDEMPTION
--------------------------------------------------------------------------------

7.1      CALL OF CLASS A NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class A Noteholders in accordance with, in the case of the Class A Notes, Condition 12, and purchase or redeem all, but not some only of the Class A Notes by repaying the Invested Amount, or, if the Class A Noteholders, by Extraordinary Resolution of the Class A Noteholders so agree, the Stated Amount, of those Class A Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the earlier of:

         (a) the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes; and

         (b) in the case of Class A Notes, the Quarterly Payment Date falling in April 2010.

         provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee and the Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Class A Notes (at their Invested Amount or their Stated Amount if so agreed by the Class A Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class A Notes if the security for the Notes were being enforced.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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7.2      CALL OF CLASS B NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class B Noteholders and purchase or redeem all, but not some only of the Class B Notes by repaying the Invested Amount, or, if the Class B Noteholders, by Extraordinary Resolution of the Class B Noteholders so agree, the Stated Amount, of those Class B Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the earlier of:

         (a) the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes; and

         (b) in the case of Class B Notes, the Quarterly Payment Date falling in April 2010,

                  provided that:

                  (i) the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee upon which the Trustee will rely conclusively) all its liabilities in respect of the Class B Notes (at their Invested Amount or their Stated Amount if so agreed by the Class B Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class B Notes if the security for the Notes were being enforced; and

                  (ii) all Class A Notes have been redeemed in full before that Quarterly Repayment Date, or will be redeemed in full on that Quarterly Repayment Date.

7.3      CALL OF CLASS C NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class C Noteholders and purchase or redeem all, but not some only of the Class C Notes by repaying the Invested Amount, or, if the Class C Noteholders, by Extraordinary Resolution of the Class C Noteholders so agree, the Stated Amount, of those Class C Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the earlier of:

         (a) the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes; and

         (b) in the case of Class C Notes, the Quarterly Payment Date falling in April 2010,

         provided that:

                  (i) the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee upon which the Trustee will rely conclusively) all its liabilities in respect of the Class C Notes (at their Invested Amount or their Stated Amount if so agreed by the Class C Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class C Notes if the security for the Notes were being enforced. Repayment and purchase of the Class C Notes in accordance with this clause 7.3 shall be in full satisfaction of the Trustee's obligations under the Class C Notes; and

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                  (ii) all Class B Notes have been redeemed in full before that Quarterly Repayment Date or will be redeemed in full on that Quarterly Repayment Date.

7.4      FULL SATISFACTION

         Repayment and redemption of Class A Notes, Class B Notes or Class C Notes in accordance with clause 7.1, 7.2 and 7.3 (as the case may be), shall be in full satisfaction of the Trustee's obligations under the Notes.

7.5      TAX EVENT

         If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

         (a) on the next Quarterly Payment Date the Trustee would be required to deduct or withhold from any payment of principal or interest in respect of the Notes or the Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

         (b) the total amount payable in respect of interest in relation to any of the Purchased Receivables for a Collection Period ceases to be receivable (whether or not actually received) by the Trustee during such Collection Period, the Trustee must, when so directed by the Manager, at the Manager's option provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager will so certify to the Trustee and the Note Trustee all its liabilities in respect of the Class A Notes (at their Invested Amount or if the Class A Noteholders have agreed by Extraordinary Resolution and have so notified the Trustee and the Manager not less than 21 days before such Quarterly Payment Date, at their Stated Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class A Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days' notice to the Class A Noteholders in accordance with Condition 12 redeem all, but not some only, of the Class A Notes at their Invested Amount (or, if the Class A Noteholders by Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption on any subsequent Quarterly Payment Date, provided that the Class A Noteholders may by Extraordinary Resolution elect, and shall notify the Trustee and the Manager not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Class A Notes.

8.       SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES
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8.1      APPROVED SELLER SUBSTITUTION

         (a) The Trustee must, at the direction of the Manager (at the Manager's option), at any time replace a Receivable of the Trust which has been repurchased by the Approved Seller under clause 12.6(d) of the Master Trust Deed using the funds received from the repurchase to purchase a substitute Eligible Receivable from the Approved Seller, if available.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         (b) The Approved Seller may elect to sell a substitute Receivable to the Trustee (which the Trustee shall acquire if it is directed by the Manager to do so), provided the substitute Receivable satisfies the following requirements:

                  (i)      it complies with the Eligibility Criteria;

                  (ii) at the time of substitution, the substitute Receivable has a maturity date no later than the date being 2 years prior to the Final Maturity Date;

                  (iii) the substitution will not adversely affect the Rating;

                  (iv) the relevant Mortgage Insurer has confirmed that the substitute Receivable is covered by the relevant Mortgage Insurance Policy; and

                  (v) it is selected by the Manager in accordance with clause 8.3.

8.2      OTHER SUBSTITUTIONS

         The Trustee must, at the direction of the Manager (at the Manager's option), at any time:

         (a)      replace a Mortgage relating to a Purchased Receivable;

         (b) allow an Obligor to replace the Mortgaged Property secured by such a Mortgage; or

         (c) allow an Obligor to refinance a Purchased Receivable to purchase a new Mortgaged Property,

         provided that all of the following conditions are met:

                  (i) the same Obligor or Obligors continue to be the Obligor or Obligors under the replacement Mortgage and that Purchased Receivable or refinanced Receivable (as the case may be);

                  (ii) either the replacement Mortgage, or the replacement Mortgaged Property, do not result in the relevant Purchased Receivable failing to comply with the Eligibility Criteria or the refinanced Receivable satisfies the Eligibility Criteria (as the case may be);

                  (iii) any such replacement or refinancing occurs simultaneously with the release of the previous Mortgage, Mortgaged Property or Receivable (as the case may be);

                  (iv) the principal outstanding under the relevant Receivable is, after the replacement or refinancing, the same as before that replacement or refinancing; and

                  (v)      clause 8.3 applies.

8.3      SELECTION CRITERIA

         The Manager will apply the following criteria (in descending order of importance) when selecting a substitute Eligible Receivable under clause 8.1 or approving a substitution under clause 8.2:

         (a) the substitute Eligible Receivable will have an Unpaid Balance within A$30,000 of the outgoing Eligible Receivable's Unpaid Balance, as determined at the time of substitution;

         (b) an outgoing owner-occupied or investment Mortgage will be replaced by another owner-occupied or investment Mortgage (as the case may be);

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         (c) the substitute Eligible Receivable will have a then current LVR no more than five per cent (5%) greater than the outgoing Eligible Receivables then current LVR, as determined at the time of substitution;

         (d) an outgoing Eligible Receivable will be substituted by another Eligible Receivable with a security property located in the same State or Territory;

         (e) an outgoing Eligible Receivable will be substituted by another Eligible Receivable with a security property with the same or similar postcode; and

         (f) in the case of substitution under clause 8.1, the substitute Eligible Receivable will have the closest original loan amount to that of the outgoing Eligible Receivable.

         The Trustee is entitled to rely on the information provided by the Manager in this regard.

8.4      REMOVAL OF PURCHASED RECEIVABLES - TOP UPS

         (a) If during any Collection Period an Obligor requests from the Servicer an increase in the principal balance under the Receivable Agreement for the relevant Purchased Receivable (other than as a Redraw) and that request is approved by the Servicer, the Manager must direct the Trustee to offer to transfer that Purchased Receivable from the Trust to St.George subject to this clause 8.4.

         (b) If the Trustee receives a direction from the Manager under paragraph (a) in respect of a Purchased Receivable, it must deliver to St.George an offer in writing to extinguish the Trustee's equitable title to the relevant Purchased Receivables in favour of St.George. The Manager must prepare that offer on behalf of the Trustee, and that offer must specify:

                  (i)      details of the Purchased Receivable;

                  (ii) the proposed date of extinguishment of equitable title;

                  (iii)    the unpaid principal amount of the Purchased
                           Receivable;

                  (iv) the Unpaid Balance of the Purchased Receivable as at the proposed date of extinguishment of equitable title; and

                  (v) such other details as St.George reasonably requires in such offers from time to time.

         (c) If St.George receives an offer under paragraph (b) in respect of a Purchased Receivable it may, but is not obliged to, accept that offer by paying the Unpaid Balance of that Purchased Receivable on the date of extinguishment. On that payment, and without the need for any person to do any other act, matter or thing:

                  (i) the Trustee shall cease to have any interest in the relevant Purchased Receivables and related Receivable Rights;

                  (ii) St.George shall hold both the legal and beneficial interest in those Purchased Receivables and Receivable Rights and be entitled to all interest and fees that accrue in respect of them from (and including) the date of extinguishment; and

                  (iii) no rights or interest under or in respect of those Receivables or Receivable Rights shall form part of the Assets of the Trust.


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         (d) Notwithstanding any negotiations or discussions undertaken between St.George, the Manager or the Trustee prior to St.George accepting the offer under paragraph (b), St.George is not obliged to accept that offer and no contract for the sale or purchase of any Purchased Receivables or related Receivable Rights referred to in that offer will arise unless and until St.George accepts that offer in accordance with this clause.

         (e) If St.George does not accept an offer under paragraph (b) to transfer a Purchased Receivable, the request by the Obligor in respect of that Purchased Receivable referred to in paragraph
                  (a) must not be accepted and the principal balance of that Purchased Receivable may not be increased in accordance with that request.

9.       APPLICATION OF THRESHOLD RATE
--------------------------------------------------------------------------------

9.1      CALCULATION OF THRESHOLD RATE

         If at any time the Basis Swap is terminated, the Manager must, on each of:

         (a)      the earlier of:

                  (i) the date which is 3 Business Days following the date on which the Basis Swap is terminated; and

                  (ii) the Determination Date immediately following the date on which the Basis Swap is terminated; and

         (b) each successive Determination Date for so long as the Basis Swap has not been replaced by a similar Hedge Agreement or until the Trustee and the Manager otherwise agree (and the Designated Rating Agency for each Class of Notes has confirmed in writing that that agreement would not result in a downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note), calculate the Threshold Rate as at that date and notify the Trustee, the Servicer and the Approved Seller of that Threshold Rate on the relevant Payment Date.

9.2      SETTING THRESHOLD RATE

         If the Servicer is notified of a Threshold Rate under clause 9.1, it will, not more than 7 Business Days following the date on which the Basis Swap is terminated, ensure that the interest rate payable on each Purchased Receivable which is subject to a variable rate is set not less than the Threshold Rate and shall promptly notify the relevant Obligors of the change in accordance with the Receivable Agreements.

9.3      LOAN OFFSET DEPOSIT ACCOUNTS

         If at any time there is no current Basis Swap in place, the Servicer and the Approved Seller must ensure that the interest rates applicable to the Loan Offset Deposit Accounts are such that, if the Approved Seller does not meet any of its obligations under clause 5.25, the Servicer will not be required, as a direct result of that non-payment, to increase the Threshold Rate under this clause 9.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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10.      TITLE PERFECTION EVENTS
--------------------------------------------------------------------------------

10.1     EACH OF THE FOLLOWING IS A TITLE PERFECTION EVENT.

         (a) (DOWNGRADE) The Approved Seller ceases to have a long term rating of at least BBB from S&P, Baa2 from Moody's or BBB from Fitch Ratings.

         (b) (EVENT OF INSOLVENCY) An Insolvency Event occurs with respect to the Approved Seller.

         (c) (NON COMPLIANCE) The Servicer as Approved Seller fails to pay any Collections (as defined in the Servicing Agreement) within the time required under the Servicing Agreement.

         (d) (SERVICER TRANSFER EVENT) For so long as the Servicer is also an Approved Seller to the Trust, a Servicer Transfer Event occurs.

         (e) (BREACH OF REDRAW FACILITY AGREEMENT) For so long as the Approved Seller is also the Redraw Facility Provider, the Redraw Facility Provider breaches its obligations, undertakings or representations under the Redraw Facility Agreement and such breach has had, or if continued will have, a Material Adverse Effect (as determined by the Trustee after taking appropriate expert advice).

         (f) (BREACH OF REPRESENTATIONS) The Approved Seller breaches any representation, warranty, covenant or undertaking made by it in a Transaction Document, which breach, if capable of remedy, is not remedied within 30 days of the earlier of:

                  (i)      the Approved Seller becoming aware of the breach; and

                  (ii) the Approved Seller being notified of the breach by the Trustee, Manager or Servicer.

11.      BENEFICIARY
--------------------------------------------------------------------------------

11.1     ISSUE OF UNITS

         (a) The beneficial interest in the Trust will be constituted by the issue of:

                  (i)      a single residual capital unit (the RESIDUAL CAPITAL
                           UNIT); and

                  (ii)     a single residual income unit (the RESIDUAL INCOME
                           UNIT).

                  The holders of the Residual Capital Unit and the Residual Income Unit (each, a UNIT) hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this Supplementary Terms Notice.

         (b) The Trustee must, on receipt of the issue price of each Unit specified below, issue the relevant Unit by registering the holder in the register kept under this clause 11.

         (c) A failure by the Trustee to issue a Unit does not affect a Beneficiary's rights as a beneficiary of the Trust under the Master Trust Deed and this Supplementary Terms Notice.

11.2     RESIDUAL CAPITAL UNIT

         (a) The holder of the Residual Capital Unit is Allens Arthur Robinson Corporate Advisory Pty Ltd.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         (b) The issue price of the Residual Capital Unit is the amount of $10, paid on establishment of the Trust.

         (c) The holder of the Residual Capital Unit has no right to receive distributions in respect of the Trust other than the right to receive the amount of $10 on the termination of the Trust. The Residual Capital Unit may not be redeemed at any other time or in any other way.

         (d)      The Residual Capital Unit is not transferable.

         (e)      No other Residual Capital Units may be issued.

11.3     RESIDUAL INCOME UNIT

         (a)      The holder of the Residual Income Unit is Crusade Management
                  Limited.

         (b) The issue price of the Residual Income Unit is the amount of $10, paid on establishment of the Trust.

         (c) The beneficial interest held by the holder of the Residual Income Unit is limited to the Trust and each Asset of the Trust (other than any Asset of the Trust held on trust for the holder of the Residual Capital Unit under clause 11.2) subject to and in accordance with the Master Trust Deed and this Supplementary Terms Notice.

         (d) Subject to clause 24 of the Master Trust Deed, the holder of the Residual Income Unit has no right to receive distributions in respect of the Trust other than:

                  (i) the right to receive distributions in respect of the Trust under the Master Trust Deed and this Supplementary Terms Notice to the extent that Excess Distributions are available for distribution under the Master Trust Deed and this Supplementary Terms Notice; and

                  (ii) the right to receive on the termination of the Trust the entire beneficial interest of the Trust, subject to the rights of the holder of the Residual Capital Unit.

                  The Residual Income Unit may not be redeemed at any other time or in any other way.

         (e)      The Residual Income Unit is not transferable.

         (f)      No other Residual Income Units may be issued.

11.4     UNIT REGISTER

         (a) The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 11.4 (the UNIT REGISTER).

         (b) The Trustee will keep the Unit Register at its registered office in a form that it considers appropriate and will enter the following particulars:

                  (i)      the name and address of each Beneficiary;

                  (ii) the date on which the name of each Beneficiary is entered in the Unit Register;

                  (iii) the date on which each Beneficiary ceases to be registered as a Beneficiary;

                  (iv)     the subscription moneys initially paid for each Unit;
                           and

                  (v) any other details which the Trustee may consider necessary or desirable.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         (c) Each Beneficiary shall promptly notify the Trustee in writing of any change of name or address and the Trustee will alter the Unit Register accordingly.

         (d) The Beneficiary may not assign, or create or allow to exist any Security Interest over, its rights or interests in respect of the Trust if to do so would have a Material Adverse Effect or might have an adverse tax consequence in respect of the Trust.

         (e) Without limiting clause 11.1, the interest of a Beneficiary will be constituted by registration in the Unit Register.

12.      NOTE TRUSTEE
--------------------------------------------------------------------------------

12.1     CAPACITY

         The Note Trustee is a party to this Supplementary Terms Notice in its capacity as trustee for the Class A Noteholders from time to time under the Note Trust Deed.

12.2     EXERCISE OF RIGHTS

         (a) The rights, remedies and discretions of the Class A Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed.

         (b) The Class A Noteholders, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with the Transaction Documents.

12.3     REPRESENTATION AND WARRANTY

         The Note Trustee represents and warrants to each other party to this Supplementary Terms Notice that it has the power under the Note Trust Deed to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Class A Noteholders.

12.4     PAYMENTS

         Any payment to be made to the Class A Noteholders under the Transaction Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust Deed.

12.5     PAYMENT TO BE MADE ON BUSINESS DAY

         If any payment is due under a Transaction Document on a day which is not a Business Day the due date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

13.      SECURITY TRUST DEED
--------------------------------------------------------------------------------

         The parties to this Deed agree to comply with clause 16.9 of the Security Trust Deed.



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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14.      CUSTODIAN AGREEMENT
--------------------------------------------------------------------------------

         The Custodian Agreement is amended for the purpose of the Trust by deleting the words and between each Relevant Trust from the second/third line of clause 3.1(c).

15.      MANAGER'S DIRECTIONS TO BE IN WRITING
--------------------------------------------------------------------------------

         Any direction given to the Trustee by the Manager under a Transaction Document must be in writing.

16.      UNDERTAKINGS BY APPROVED SELLER AND SERVICER
--------------------------------------------------------------------------------

         Each of the Approved Seller and Servicer undertakes that:

         (a) it will not allow the interest rate on a Purchased Receivable which is a Fixed Rate Loan to be re-fixed at the end of its fixed rate term if it will result in a downgrade or withdrawal of the rating of any Notes;

         (b) it will not allow a Purchased Receivable to convert from a Fixed Rate Loan to a Floating Rate Loan, or from a Floating Rate Loan to a Fixed Rate Loan, if that conversion would result in a downgrade or withdrawal of the rating of any Notes;

         (c) it must ensure that if the use of any Mortgaged Property which relates to a Purchased Receivable from owner occupied to investment, or from investment to owner occupied, the relevant Purchased Receivable continues to satisfy the Eligibility Criteria; and

         (d) it must not provide to any Obligor features in respect of a Purchased Receivable which are additional to those that applied on the Closing Date unless those additional features would not:

                  (i) affect any Mortgage Insurance Policy relating to that Purchased Receivable; and

                  (ii) result in the downgrade or withdrawal of the rating of any Notes.

17.      TAX REFORM
--------------------------------------------------------------------------------

17.1     TAXATION OF TRUSTS AND CONSOLIDATED GROUPS

         The parties acknowledge that:

         (a) in relation to the proposed taxation of non-fixed trusts as companies:

                  (i) the Commonwealth Government has withdrawn draft legislation under which non-fixed trusts would have been taxed as companies from 1 July 2001;

                  (ii) in November 2002 the Board of Taxation recommended that the Government retain the current flow-through treatment of distributions of non-assessable amounts by non-fixed trusts rather than a company type taxation model; and

                  (iii) although the Government has not expressly agreed to the recommendation of the Board of Taxation described at (ii) above, on 12 December 2002 the Government announced its intention to amend the taxation laws in accordance with

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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                           recommendations of the Board of Taxation which were incidental to the recommendation described at (ii) above.

         (b) If the Trust becomes a member of a consolidated group of companies and trusts under Part 3-90 of the Income Tax Assessment Act 1997 (a CONSOLIDATED TAX GROUP), the Trustee could be liable for a share of a tax-related liability of the head company of that consolidated tax group (a GROUP TAX LIABILITY) if:

                  (i) the head company of the consolidated tax group does not pay that group tax liability by the time it becomes due and payable; and

                  (ii) that group tax liability is not covered by a tax sharing agreement which is consistent with regulations made, or guidelines published by the Commissioner of Taxation, concerning the allocation of group tax liabilities of a consolidated tax group amongst certain members of that group or which is otherwise accepted by the Commissioner of Taxation as allocating the group tax liabilities of the consolidated tax group amongst those members on a reasonable basis (a VALID TAX SHARING AGREEMENT); and

         (c) it is in the interests of all parties, including the Trustee, the Noteholders and the Beneficiary, that:

                  (i) the Trustee always be in a position to pay any Tax liability when due;

                  (ii) the payment of Tax by the Trustee must not affect the amount of principal or interest payable on the Notes or the timing of such payments; and

                  (iii)    the rating of the Notes be maintained.

17.2     AMENDING BILL - TAXATION OF TRUSTS

         If an amending Bill is introduced into the Federal Parliament (the aMENDING BILL), and the result of that amending Bill, if it becomes law, will be that the Trustee will become liable to pay Tax on the net income of the Trust (as described in clause 17.1(a)), then:

         (a) the Manager shall promptly consult with the Trustee and each Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause 5 to achieve the objective referred to in clause 17.1(c) (the OBJECTIVE);

         (b) within 1 month of the amending Bill being introduced into Federal Parliament (or such longer time as the Trustee and each Designated Rating Agencies permit) the Manager shall use reasonable endeavours to provide a written recommendation to the Trustee and a draft deed amending this Supplementary Terms Notice that, if executed, will achieve the Objective; and

         (c) if and when the amending Bill becomes law, upon the Trustee being notified that the draft deed amending this Supplementary Terms Notice will achieve the Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers), and each of the other parties to this Supplementary Terms Notice being reasonably satisfied that they will not be adversely affected by the proposed amendments to this Supplementary Terms Notice, each party to this Supplementary Terms Notice shall execute that amendment deed.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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17.3     GROUP TAX LIABILITIES

         If the Trust becomes a member of a consolidated tax group and the head company of that consolidated tax group does not at that time, or at any subsequent time, provide evidence to the satisfaction of the Trustee (which may rely upon the advice of tax lawyers, amongst others) that the tax liabilities of the consolidated group are covered by a valid tax sharing agreement that apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it), then:

         (a) the Trustee and Manager shall, as soon as is practicable, take steps to ensure that the Trust ceases to be a member of that consolidated group;

         (b) the Manager shall promptly consult with the Trustee and each Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause 5 to achieve the Objective; and

         (c) within 2 months of such consultations commencing (or such longer time as the Trustee and each Designated Rating Agency permit), the Manager shall use reasonable endeavours to provide a written recommendation to the Trustee and a draft deed amending this Supplementary Terms Notice that, if executed, will achieve the Objective; and

         (d) upon the Trustee being notified that the draft deed amending this Supplementary Terms Notice will achieve the Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers), and each of the other parties to this Supplementary Terms Notice being reasonably satisfied that they will not be adversely affected by the proposed amendments to this Supplementary Terms Notice, each party to this Supplementary Terms Notice shall execute that amendment deed.

17.4     EVIDENCE OF TAX SHARING AGREEMENT

         The Manager shall procure that the head company of a consolidated tax group of which the Trust becomes a member will:

         (a) ensure that the group tax liabilities of that consolidated tax group are covered by a valid tax sharing agreement that apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it); and

         (b) provide evidence of such a tax sharing agreement being in place for the purposes of clause 17.1:

                  (i) at the time the Trust becomes a member of the consolidated tax group; and

                  (ii) on each occasion that there is any alteration, amendment or replacement of a tax sharing agreement covering the tax liabilities of the consolidated tax group.

17.5     OBJECTIVE

         Provided that the Trustee and each Designated Rating Agency receive written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the cashflow allocation methodology, as amended by the deed amending this Supplementary Terms Notice, is followed the Objective will be met, and each Designated Rating Agency confirms in writing that the change in

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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         Tax law or the deed amending this Supplementary Terms Notice will not result in the downgrade or withdrawal of rating of any Note:

         (a) the Trustee shall not be obliged to obtain the consent of any Noteholder or Residual Income Beneficiary to the deed amending this Supplementary Terms Notice; and

         (b) subject to its terms, the deed amending this Supplementary Terms Notice shall be effective when executed, and may:

                  (i) permit the Trustee to accumulate a reserve out of moneys that would otherwise be payable to the Residual Income Beneficiary; and/or

                  (ii) provide for Tax to be paid out of moneys that would otherwise have been payable to the Residual Income Beneficiary.

17.6     RESIDUAL INCOME BENEFICIARY

         Without limiting clause 17.5, in formulating a proposal to meet the Objective, the Manager shall have regard to the impact of any change to the cashflow allocation methodology to the holder of the Residual Income Beneficiary, and shall consider proposals made by the Residual Income Beneficiary that will enable the Trustee to meet the Objective.

18.      GOVERNING LAW
--------------------------------------------------------------------------------

         This Deed is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice, revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for PERPETUAL
TRUSTEES CONSOLIDATED LIMITED by its attorney under power of attorney in the presence of:





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Witness Signature                                           Attorney Signature

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Print Name                                                  Print Name


MANAGER


SIGNED SEALED AND DELIVERED for CRUSADE
MANAGEMENT LIMITED by its attorney under power of attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature

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Print Name                                                  Print Name


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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APPROVED SELLER/SERVICER


SIGNED SEALED AND DELIVERED for ST.GEORGE
BANK LIMITED by its attorney under power of attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature

----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name


CUSTODIAN


SIGNED SEALED AND DELIVERED for ST.GEORGE
CUSTODIAL PTY LIMITED by its attorney under power of attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature

----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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SECURITY TRUSTEE


SIGNED SEALED AND DELIVERED for P.T. LIMITED by its attorney under power of attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature

----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name


NOTE TRUSTEE


SIGNED SEALED AND DELIVERED for WILMINGTON
TRUST COMPANY by its attorney under power of attorney in the presence of:





----------------------------------------------------        -------------------------------------------------
Witness Signature                                           Attorney Signature

----------------------------------------------------        -------------------------------------------------
Print Name                                                  Print Name



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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SCHEDULE 1


An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:

(a) it is sourced from the Approved Seller's general portfolio of residential mortgage loans;

(b) is secured by a Receivable Security that constitutes a first ranking mortgage over residential (owner-occupied or investment) land situated in capital city metropolitan areas or regional centres in Australia which is or will be registered under the Real Property Legislation, or where a Receivable Security is not, or will not be when registered be, a first ranking mortgage, the relevant Sale Notice includes an offer in relation to all prior ranking registered mortgages;

(c) is secured by a Receivable Security over a Mortgaged Property which has erected on it a residential dwelling and which is required by the Receivable Agreement to be covered by general insurance by insurers approved in accordance with the Transaction Documents;

(d) has an LVR less than or equal to 95% for owner occupiers and 90% for investment properties;

(e) was not purchased by the Approved Seller but was approved and originated by the Approved Seller in the ordinary course of its business;

(f)      under which the relevant Obligor does not owe more than A$600,000;

(g) the relevant Obligor in respect of which was required to repay the Receivable within 30 years of the Cut-Off Date;

(h) no payment from the Obligor is in Arrears for more than 30 consecutive days;

(i) the sale of an equitable interest in, or the sale of an equitable interest in any related Receivable Security, does not contravene or conflict with any law;

(j) together with the related Receivable Security, has been or will be stamped, or has been taken by the relevant stamp duties authority to be stamped, with all applicable duty;

(k)      is on fully amortising repayment terms;

(l) is secured by a Receivable Security that is covered by mortgage insurance from a Mortgage Insurer under the relevant Mortgage Insurance Policy for 100% of amounts outstanding under the relevant loans (but not including timely payment cover);

(m) complies in all material respects with applicable laws, including the Consumer Credit Legislation;

(n)      is fully drawn;

(o) is subject to the terms and conditions of the Approved Seller's Fixed Rate Loans, which bear a fixed rate of interest for up to 5 years as of the cut off date; its Essential Home Loan product, its Standard Variable Rate Home Loan product, including sub products of Loyalty Loans, which are entitled to a "loyalty" rate due to a home loan relationship with the Approved Seller of 5 years or more and Discount Variable Rate Home Loans and Introductory Fixed Rate Home Loans, which are available only for new borrowers to St.George Bank; and

(p) which has a maturity date at least one year before the maturity date of the Notes.



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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SCHEDULE 2


APPLICATION FOR A$ NOTES


CRUSADE GLOBAL TRUST NO. 1 OF 2003
--------------------------------------------------------------------------------

To:      Perpetual Trustees Consolidated Limited as trustee of the Crusade
Global Trust No. 1 of 2003 (the TRUSTEE)



From:                                                           (ABN [*])
           ----------------------------------------------------
           (Name)

           of                                            (the APPLICANT).
              ------------------------------------------
                             (Address)



APPLICATION
--------------------------------------------------------------------------------

The Applicant applies for the following CLASS B NOTES/CLASS C NOTES (delete whichever is not applicable) (the NOTES) to be issued by the Trustee as trustee of the Crusade Global Trust No. 1 of 2003 (the TRUST) under the Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the MASTER TRUST DEED):

1.       The Notes applied for are:

2.       The amount of Notes applied for is:


APPLICANT BOUND
--------------------------------------------------------------------------------

The Applicant agrees that the Notes will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Supplementary Terms Notice in relation to the Notes and the Security Trust Deed dated [*] 2003 in relation to the Trust.


ACKNOWLEDGMENT BY APPLICANT
--------------------------------------------------------------------------------

The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed.

The Applicant further acknowledges that:

(a) it has independently and without reliance on St.George Bank Limited (ST.GEORGE), the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes;

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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(b) it understands that the Notes do not represent deposit or other liabilities of St.George or Associates of St.George;

(c) the Applicant's holding of the Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested; and

(d) neither St.George nor any Associate of St.George in any way stands behind the capital value and/or performance of the Notes or the Assets of the Trust except to the limited extent provided in the Transaction Documents for the Trust.


GENERAL
--------------------------------------------------------------------------------
Payments due under the Notes may be made:

o        by cheque posted to the above address

o        to the credit of the following account:

         Name of Bank:
         Address of Bank:
         Account Details:
         Account No.:
         Name of Account:

A Marked Note Transfer of the abovementioned Notes is required: Yes/No.

Applicant's Tax File Number:


INTERPRETATION
--------------------------------------------------------------------------------

Each expression used in this Application for A$ Notes that is not defined has the same meaning as in the Master Trust Deed or the relevant Supplementary Terms Notice.

Dated:

SIGNED:
        ------------------------------------------

* This Application for A$ Notes together with a cheque for the amount of the Notes applied for should be sent to the Trustee at the address above.

* Where the Applicant is a trustee, this Application for A$ Notes must be completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Application for A$ Notes is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

* If this Application for A$ Notes is signed under a power of attorney, the attorney is taken, upon signing, to certify that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for A$ Notes.



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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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SCHEDULE 3


NOTE ACKNOWLEDGMENT


CRUSADE GLOBAL TRUST NO. 1 OF 2003
--------------------------------------------------------------------------------

CLASS:

INITIAL INVESTED AMOUNT:

INTEREST RATE:

INTEREST PAYMENT DATES:

PRINCIPAL AMORTISATION DATES:

FINAL MATURITY DATE:





This confirms that:

NOTEHOLDER:

ABN (if applicable):

ADDRESS:



appears in the Register as the holder of the abovementioned Notes (the NOTES).

The Notes are issued by Perpetual Trustees Consolidated Limited (the TRUSTEE) in its capacity as trustee of the abovementioned Trust (the TRUST) under a Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the MASTER TRUST DEED).

The Notes are issued subject to the provisions of the Master Trust Deed, the Supplementary Terms Notice in relation to the Notes and the Security Trust Deed dated [*] 2003. A copy of the Master Trust Deed, the Supplementary Terms Notice and the Security Trust Deed are available for inspection by Note Holders at the offices of Crusade Management Limited (ABN 90 072 715 916) at ST.GEORGE HOUSE, 14-16 MONTGOMERY STREET, KOGARAH, NEW SOUTH WALES 2217.

The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms Notice. All claims against the Trustee in relation to the Notes may only be satisfied out of the Assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, any agent or delegate employed by the Trustee other than in accordance with Section 53 of the Trustee Act to carry out any transactions contemplated by this Deed.

Each Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except in the case (and to the extent) of any fraud, negligence or Default on the part of the Trustee or its officers, employees or an agent or delegate employed by the Trustee other than in accordance with
Section 53 of the Trustee Act to carry out any transactions contemplated by this Deed. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the Notes.

This Note Acknowledgment is not a certificate of title and the Register is the only conclusive evidence of each abovementioned Noteholder's entitlement to Notes.

Transfers of Notes must be under a Note Transfer in the form contained in
Schedule 4 to the Master Trust Deed (copies of which are available from then Trustee at its abovementioned address). Executed Note Transfers must be submitted to the Trustee.

Each expression used in this Note Acknowledgment that is not defined has the same meaning as in the Master Trust Deed.

This Note Acknowledgment and the Notes to which it relates will be governed by the laws of the New South Wales.

Dated:

Executed in New South Wales for and on behalf of Perpetual Trustees Consolidated Limited





--------------------------------------
Authorised Signatory




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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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SCHEDULE 4


NOTE TRANSFER AND ACCEPTANCE


CRUSADE GLOBAL TRUST NO. 1 OF 2003
--------------------------------------------------------------------------------


To:    Perpetual Trustees Consolidated Limited                Date Lodged [*]
       as trustee of the                                      REGISTRY USE ONLY
       Crusade Global Trust No. 1 of 2003 (the TRUSTEE)


TRANSFEROR

(Full name, ACN/ABN (if applicable) and address):

(please print)

APPLIES TO ASSIGN AND TRANSFER TO


TRANSFEREE

(Full name, ACN/ABN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Notes in the Crusade Global Trust No. 1 of 2003

Number of Notes:

Class:

Initial Invested Amount:

Interest Payment Dates:

Principal Amortisation Dates:

Final Maturity Date:

Consideration Payable: $[*]

and all my/our/its property and interests in rights to those Notes and to the interest accrued on them.

TRANSFEROR                                                                    `
           --------------------------------------------------------------------
(Signature:  see Notes)

WITNESS                                                        Date:
                ----------------------------------------

TRANSFEREE                                                                    `
           --------------------------------------------------------------------
(Signature:  see Notes)

WITNESS                                                        Date:
                ----------------------------------------

PAYMENTS (Tick where appropriate)


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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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*        In accordance with existing instructions (existing holders only)

*        By cheque posted to the above address

* By credit to the following account in Australia in the name of the Transferee only


Tax File Number (if applicable):

Authorised signature of Transferee
                                        -----------------------------
Date:

NOTES:

1. The Transferor and the Transferee acknowledge that the transfer of the Notes specified in this Transfer and Acceptance (the NOTES) shall only take effect on the entry of the Transferee's name in the Register as the holder of the Notes.

2. The Transferee agrees to accept the Notes subject to the provisions of the Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the TRUST DEED), the Supplementary Terms Notice in relation to the Notes and the related Security Trust Deed dated [*] 2003.

3. The Transferee acknowledges that it has independently and without reliance on St.George Bank Limited (ABN 92 055 513 070), the Trustee, Crusade Management Limited (ABN 90 072 715 916) (the MANAGER) or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes.

4. The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the abovementioned Trust from time to time available to make such payments under the Trust Deed.

5. Where the Transferor and/or the Transferee is a trustee, this Note Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6. Where this Note Transfer is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

7. If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Note Transfer.

8.       This Note Transfer must be lodged with the Trustee for registration.

9. The Trustee may, in the manner and for the period specified in the Trust Deed and any relevant Supplementary Terms Notice, close the Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Note Transfer received after 4:00 pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

10. If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee or withholding tax is no longer payable as a result of any change in the relevant Australian laws.

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SUPPLEMENTARY TERMS NOTICE                                Allens Arthur Robinson
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11. The Notes covered hereby have not been registered under the United States Securities Act of 1933 as amended (the SECURITIES ACT) and may not be offered and sold within the United States or to or for the account or benefit of United States persons:

         (i)      as part of their distribution at any time; or

         (ii) otherwise until 40 days after the completion of the distribution of the series of Notes of which such Notes are a part, as determined and certified by Lead Manager,

         except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given to them by Regulation S.

12.      INSERT ANY RESTRICTIONS ON THE TRANSFER OF NOTES.

MARKING WHERE CLAUSE 8.15 APPLIES

13. The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Notes specified in this Note Transfer and that it will not register any transfer of such Notes other than under this Note Transfer before INSERT DATE.

Dated:

For and on behalf of Perpetual Trustees Consolidated Limited as trustee of the Crusade Global Trust No. 1 of 2003


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